EXHIBIT 10.36

                         Ground Lease Agreement between
                           CNL Retirement ER1, LP and
             Peabody Campus, LLC dated October 10, 2002, relating to
            the Brooksby Village Continuing Care Retirement Community
                            - Peabody, Massachusetts

                             GROUND LEASE AGREEMENT


                                     Between


                             CNL RETIREMENT ER1, LP,
                         a Delaware limited partnership,
                                  as Landlord,


                                       and


                              PEABODY CAMPUS, LLC,
                      a Maryland limited liability company,
                                   as Tenant,




                                   Dated as of

                                October 10, 2002



                                                             Execution Copy

                             GROUND LEASE AGREEMENT

                                TABLE OF CONTENTS

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                                                                                                               PAGE
                                                                                                               ----

Article I. AGREEMENT TO LEASE.....................................................................................1

     1.1 Demise...................................................................................................1

     1.2 Condition................................................................................................1

     1.3 Quiet Enjoyment..........................................................................................2

     1.4 Effective Date...........................................................................................2

     1.5 Commencement Date........................................................................................2

Article II. TERM..................................................................................................2

     2.1 Lease Term...............................................................................................2

     2.2 INTENTIONALLY OMITTED....................................................................................2

Article III. RENT.................................................................................................3

     3.1 Base Rent................................................................................................3

     3.2 Payment and Calculation of Base Rent.....................................................................3

     3.3 Additional Rent; Rent Defined............................................................................4

     3.4 Sales Tax................................................................................................4

     3.5 Payment of Rent..........................................................................................5

     3.6 Past Due Rent............................................................................................5

     3.7 No Abatement of Rent.....................................................................................5

Article IV. RESERVE DEPOSIT.......................................................................................5

     4.1 Reserve Deposit..........................................................................................5

     4.2 Security Agreement.......................................................................................6

Article V. USE AND OPERATION OF LEASED PROPERTY...................................................................6

     5.1 Permitted Use............................................................................................6

     5.2 Necessary Approvals......................................................................................6

     5.3 Lawful Use, Etc..........................................................................................7

     5.4 Environmental Matters....................................................................................7

     5.5 Compliance With Restrictions, Etc........................................................................8

     5.6 Survival.................................................................................................8

Article VI. TAXES AND ASSESSMENTS.................................................................................8

Article VII. UTILITIES............................................................................................8

Article VIII. LICENSE, PERMITS, FEES, ETC.........................................................................9

Article IX. INSURANCE.............................................................................................9

     9.1  Insurance by Tenant.....................................................................................9

     9.2  Hazard Insurance........................................................................................9

     9.3  Liability Insurance.....................................................................................9

     9.4  Worker's Compensation Insurance........................................................................10

     9.5  Builder's Risk Insurance...............................................................................10

     9.6  Loss of Rent Insurance.................................................................................10

     9.7  Flood Hazard Insurance.................................................................................10

     9.8  Malpractice Insurance/Professional Liability Insurance.................................................10

     9.9  Other Insurance........................................................................................10

     9.10 Carriers and Features..................................................................................10

     9.11 Failure to Procure Insurance...........................................................................11

     9.12 Waiver of Subrogation..................................................................................11

Article X. DAMAGE OR DESTRUCTION.................................................................................11

     10.1 Restoration and Repair.................................................................................11

     10.2 Uninsured Losses.......................................................................................11

Article XI. CONSTRUCTION, ADDITIONS, ALTERATIONS AND REMOVALS....................................................11

     11.1 Prohibition............................................................................................11

     11.2 Permitted and Required Construction and Renovation.....................................................12

     11.3 Ownership of Improvements..............................................................................13

Article XII. MAINTENANCE AND REPAIRS.............................................................................13

     12.1 Repairs by Tenant......................................................................................13

     12.2 Landlord's Obligation..................................................................................14

Article XIII. LANDLORD'S RIGHT OF INSPECTION AND ENTRY...........................................................14

     13.1 Inspection.............................................................................................14

Article XIV. ASSIGNMENT AND SUBLETTING...........................................................................14

     14.1 Transfers by Tenant....................................................................................14

     14.2 Leasehold Mortgages....................................................................................15

     14.3 Existing Mortgagees....................................................................................15

     14.4 Assignment by Landlord.................................................................................16

Article XV. LANDLORD'S INTEREST NOT SUBJECT TO LIENS.............................................................17

     15.1 Liens, Generally.......................................................................................17

     15.2 Mechanics Liens........................................................................................17

     15.3 Contest of Liens.......................................................................................18

     15.4 Notices of Commencement of Construction................................................................18

Article XVI. CONDEMNATION........................................................................................18

     16.1 Total Taking...........................................................................................18

     16.2 Partial Taking.........................................................................................19

     16.3 Business Damages.......................................................................................19

     16.4 Restoration............................................................................................20

     16.5 Temporary Taking.......................................................................................20

     16.6 Notices of Action: Representation......................................................................20

     16.7 Disputes...............................................................................................20

Article XVII. SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE......................................................20

     17.1 Intentionally Omitted..................................................................................20

     17.2 Attornment.............................................................................................20

     17.3 Rights of Mortgagees and Assignees.....................................................................21

Article XVIII. LANDLORD'S RESERVATIONS AND RESTRICTIONS..........................................................21

     18.1 Surrender of Leased Property...........................................................................21

     18.2 Holding Over...........................................................................................21

Article XIX. LIABILITY OF LANDLORD; INDEMNIFICATION..............................................................22

     19.1 Liability of Landlord..................................................................................22

     19.2 Indemnification of Landlord............................................................................22

     19.3 Notice of Claim or Suit................................................................................23

     19.4 Limitation on Liability................................................................................23

     19.5 Landlord a Single Purpose Entity.......................................................................23

Article XX. THIRD PARTY RIGHTS AND OBLIGATIONS...................................................................23

     20.1 Third Party Documents..................................................................................23

     20.2 Landlord's Rights Subject to Provisions of LaSalle Bank Tri-Party Agreement............................23

     20.3 Landlord's Rights Subject to Provisions of Brooksby Village Non-Disturbance Agreement..................23

Article XXI. DEFAULT.............................................................................................24

     21.1 Events of Default......................................................................................24

     21.2 Remedies on Default....................................................................................25

     21.3 Landlord May Cure Tenant Defaults......................................................................27

     21.4 Intentionally Omitted..................................................................................27

     21.5 Rights Cumulative......................................................................................27

Article XXII. NOTICES............................................................................................28

Article XXIII. ADDITIONAL COVENANTS OF TENANT....................................................................29

     23.1 Conduct of Business....................................................................................29

     23.2 Additional Covenants of Tenant.........................................................................29

     23.3 Tenant a Single Purpose Entity.........................................................................29

     23.4 Compliance with Development Agreement..................................................................29

     23.5 Compliance with Management and Marketing Agreement.....................................................30

Article XXIV. TENANT PURCHASE RIGHTS.............................................................................30

     24.1 Right of First Offer...................................................................................30

     24.2 Option to Purchase.....................................................................................32

     24.3 Rights Subject to Lease................................................................................33

Article XXV. reit and ubti requirements..........................................................................33

     25.1 Intentionally Omitted..................................................................................34

     25.2 Basis for Sublease Rent Restricted.....................................................................34

     25.3 Landlord Affiliate Subleases Restricted................................................................34

     25.4 Landlord Interests in Tenant Restricted................................................................34

     25.5 Intentionally Omitted..................................................................................34

     25.6 Intentinoally Omitted..................................................................................34

     25.7 Certain Subtenants Prohibited..........................................................................34

     25.8 Future Amendment.......................................................................................34

Article XXVI. MISCELLANEOUS......................................................................................35

     26.1 "Net" Lease............................................................................................35

     26.2 Guaranty of Lease......................................................................................35

     26.3 Estoppel Certificates..................................................................................35

     26.4 Brokerage..............................................................................................35

     26.5 No Partnership or Joint Venture........................................................................35

     26.6 Entire Agreement.......................................................................................36

     26.7 Waiver.................................................................................................36

     26.8 Time...................................................................................................36

     26.9 Costs and Attorneys' Fees..............................................................................36

     26.10 Captions and Headings.................................................................................36

     26.11 Severability..........................................................................................36

     26.12 Successors and Assigns................................................................................36

     26.13 Applicable Law........................................................................................36

     26.14 Waiver of Jury Trial..................................................................................37


Attachments and Exhibits -.Exhibit A -      Legal Description
------------------------
                                    Exhibit B -      Site Plan
                                    Exhibit C -      Memorandum of Ground Lease
                                    Exhibit D -      Permitted Exceptions
                                    Exhibit E -      Third Party Documents
                                    Exhibit F -      Tenant Estoppel Certificate
                                    Exhibit G -      Single Purpose Entity Requirements
                                    Exhibit H -      Appraisal Process

                             GROUND LEASE AGREEMENT


         THIS GROUND LEASE AGREEMENT (the "Lease") made and entered into as of October 10, 2002 by and between CNL RETIREMENT ER1, LP, a Delaware limited partnership, (the "Landlord") and PEABODY CAMPUS, LLC, a Maryland limited liability company ("Tenant");

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, Landlord is the owner of that certain tract, piece and parcel of land located in Essex County, Massachusetts more particularly described on Exhibit A attached hereto, and by this reference made a part hereof, excluding however all buildings and other improvements to or located upon such real property (the "Leased Property"); and

         WHEREAS, Tenant desires to lease from Landlord, and Landlord has agreed to lease to Tenant, the Leased Property, upon the terms and conditions as more particularly hereinafter provided and described;

         NOW, THEREFORE, for and in consideration of the premises hereof, the sums of money to be paid hereunder, and the mutual and reciprocal obligations undertaken herein, the parties hereto do hereby covenant, stipulate and agree as follows:

                                   ARTICLE I.
                               AGREEMENT TO LEASE
                               ------------------

         1.1 Demise. Landlord, for and in consideration of the rents herein reserved and required to be paid by Tenant and of the covenants, promises and agreements herein contained, does hereby demise, let and lease unto Tenant, and Tenant, for and in consideration of the foregoing demise by Landlord and of the covenants, promises and agreements herein contained does hereby hire, lease and take as Tenant from Landlord the entire Leased Property, upon those terms and conditions hereinafter set forth. The Leased Property demised by Landlord to Tenant hereunder do not include the existing and to-be-constructed continuing care retirement community and related improvements, including the buildings, parking areas and driveways, utilities, storm drainage and retention and landscaped areas and all other improvements of any type (collectively the "Improvements"), which are and shall continue to be the property of Tenant during the Term of this Lease.

         1.2 Condition. Tenant acknowledges and agrees that the Leased Property is and shall be leased by Landlord to Tenant in its present "as is" condition, and that Landlord makes absolutely no representations or warranties whatsoever with respect to the Leased Property or the condition thereof, except as expressly set forth in this Lease. Tenant acknowledges that Landlord has not investigated and does not warrant or represent to Tenant that the Leased Property are fit for the purposes intended by Tenant or for any other purpose or purposes whatsoever, and Tenant acknowledges that the Leased Property are to be leased to Tenant in their existing condition, i.e., "as-is", on and as of the Commencement Date. Tenant acknowledges that Tenant shall be solely responsible for any and all actions, repairs, permits, approvals and costs required for the use, development, occupancy and operation of the Leased Property in accordance with applicable governmental requirements, including, without limitation, all governmental charges and fees, if any, which may be due or payable to applicable authorities. Tenant agrees that, by leasing the Leased Property, Tenant warrants and represents that Tenant has examined and approved all things concerning the Leased Property which Tenant deems material to Tenant's leasing and use of the Leased Property. Tenant further acknowledges and agrees that (a) neither Landlord nor any agent of Landlord has made any representation or warranty, express or implied, concerning the Leased Property or which have induced Tenant to execute this Lease except as contained in this Lease, and (b) any other representations and warranties are expressly disclaimed by Landlord.

         1.3 Quiet Enjoyment. Landlord covenants and agrees that from and after the Commencement Date, as hereinafter defined, so long as Tenant shall timely pay all rents due to Landlord from Tenant hereunder and keep, observe and perform all covenants, promises and agreements on Tenant's part to be kept, observed and performed hereunder, Tenant shall and may peacefully and quietly have, hold and occupy the Leased Property free of any interference from Landlord; subject, however, and nevertheless to those matters shown on Exhibit D attached hereto (the "Permitted Exceptions") and the terms, provisions and conditions of this Lease.

         1.4 Effective Date. The "Effective Date" of this Lease shall be considered to be the date of full execution hereof. Exclusive possession of the Leased Property shall be delivered to Tenant on and as of the Effective Date.

         1.5 Commencement Date. The "Commencement Date" of this Lease shall be the Effective Date.


                                  ARTICLE II.
                                    TERM
                                    ----

         2.1 Lease Term. The term of this Lease (the "Term") shall, unless sooner terminated as elsewhere provided in this Lease, be for a period of Thirty and One-Half (30 1/2) years, commencing on the Commencement Date and terminating and expiring at 12:01 a.m. on the date which is six (6) months following the thirtieth (30th) anniversary of the Commencement Date.

         2.2 INTENTIONALLY OMITTED.

                                  ARTICLE III.
                                      RENT
                                      ----

         3.1 Base Rent. Subject to proration as set forth below, annual base rent for the Leased Property ("Base Rent") for the first (1st) through fifth
(5th) Lease  Years (as  hereafter  defined)  shall be the sum of TWO MILLION SIX
HUNDRED SEVEN THOUSAND FIVE HUNDRED SIXTY-SEVEN AND 57/100 DOLLARS ($2,607,567.57) per year. Base Rent for the sixth (6th) through tenth (10th) Lease Years, and for each successive Lease Year of the Term subsequent to the tenth (10th) Lease Year of the Term, shall be adjusted and increased, effective the first day of each Lease Year, as follows:

                 (a) Subject to proration as provided herein, from and after the beginning of the sixth (6th) Lease Year, the amount of annual Base Rent for each Lease Year of the Term (unless adjusted to a greater amount pursuant to Section 3.2 below) shall increase by three percent (3 %) over the amount of annual Base Rent for the immediately preceding Lease Year; and

                 (b) In addition and not in limitation of the foregoing, annual Base Rent for the Eleventh (11th), Sixteenth (16th), Twenty-First
         (21st) and Twenty-Sixth (26th) Year of the Term shall be equal, in each case, to the greater of (i) the amount calculated in accordance with the preceding Subsection (a) of this Section 3.1, or (ii) Fifteen Percent (15%) of: the amount of "Landlord's Original Investment" plus an amount equal to the "FMV Percentage Increase" (as such terms are defined below) in such amount over (x) the previous ten (10) Lease Years, in the case of the Eleventh (11th) Lease Year, or otherwise (y) the previous five (5) Lease Years.

         3.2 Payment and Calculation of Base Rent. Base Rent shall be paid by Tenant to Landlord in equal monthly installments, in advance, on the first (1st) day of each calendar month commencing on the first (1st) day of the calendar month immediately following the Commencement Date, it being agreed that if the Commencement Date falls on a day other than the first day of the month, Base
Rent payable with respect to the period between the Commencement Date and the first day of the following calendar month shall be due at the time that the first payment of Base Rent is due. In the event of a default by Tenant of its obligations under this Lease beyond any applicable notice and cure period, the full amount of Base Rent for the remaining term of this Lease shall be immediately due and payable by Tenant to Landlord. For the purposes of this
Lease:

                 (a) the term "Lease Year" shall mean and be defined as each twelve month period commencing on the first day of the calendar month immediately following the Commencement Date; provided, however, that the first Lease Year shall include the period from the Commencement Date to the first day of the next following calendar month. Base Rent shall be proportionately prorated for any extended or partial Lease Year (i.e., the first Lease Year and/or the final Lease Year);

                 (b) the term "Landlord's Original Investment" shall mean shall mean the sum of SEVENTEEN MILLION THREE HUNDRED EIGHTY-THREE THOUSAND SEVEN HUNDRED EIGHTY-THREE AND 78/100 DOLLARS ($17,383,783.78), which represents, for purposes of this Lease, Landlord's total acquisition and transactional costs incurred in acquiring the Leased Property;

                 (c) the term "FMV Percentage Increase" shall mean shall mean the percentage increase, if any, over any related or referenced period, in the Fair Market Value of the Leased Property;

                 (d) the "Fair Market Value" of or relating to the Leased Property shall mean the fair market value, determined as provided below, of the Landlord's fee simple interest in the land constituting the Leased Property, and not including any interest or component of value relating to the Improvements; and

                 (e) If by the end of the  sixth  (6th)  month  of the  Eleventh
         (11th), Sixteenth (16th), Twenty-First (21st) and Twenty-Sixth (26th) Lease Years, or at any other time the Fair Market Value of the Leased Property or any interest therein is required to be established or determined hereunder, Landlord and Tenant are unable to agree on the Fair Market Value of the Leased Property for purposes of this calculation, such Fair Market Value shall be established by the appraisal process described on Exhibit H attached hereto. If the Base Rent for the applicable five-year period of the Term is not finally determined by such appraisal process prior to the end of each five-year period of the Term following which the Base Rent is subject to increase based upon any increase in Fair Market Value, then until the updated Fair Market Value is established, the Base Rent shall provisionally be increased by Ten Percent (10%) over the previous Lease Year's Base Rent, with the Base Rent to be adjusted retroactively once the Fair Market Value is determined. Any adjusted Base Rent due from Tenant for prior periods as a result of the foregoing shall be payable in not more than six (6) monthly installments, with interest thereon at the Prime Rate as published in the Wall Street Journal (or equivalent rate), plus Four Percent (4%) per annum, and any such amounts due from Landlord to Tenant shall be recovered as a credit against future Base Rent. Landlord and Tenant acknowledge and agree that this Section is designed to establish a fair market Base Rent for the Leased Property during each such applicable five-year period of the Term.

         3.3 Additional Rent; Rent Defined. If Landlord shall make any expenditure for which Tenant is responsible or liable under this Lease, or if Tenant shall become obligated to Landlord under this Lease for any sum other than Base Rent as hereinabove provided, the amount thereof shall be deemed to constitute additional rent ("Additional Rent") and shall be due and payable by Tenant to Landlord, together with all applicable sales taxes thereon, if any, simultaneously with the next succeeding monthly installment of Rent or at such other time as may be expressly provided in this Lease for the payment of the same.

         For the purpose of this Lease, the term "Rent" shall mean and be defined as all Base Rent and Additional Rent due from Tenant to Landlord hereunder.

         3.4 Sales Tax. In addition to the Rent and any other sums or amounts required to be paid by Tenant to Landlord pursuant to the provisions of this Lease, Tenant shall also pay to Landlord, simultaneously with such payment of such Rent or other sums or amounts, the amount of any applicable sales, use or excise tax on any such Rent or other sums or amounts so paid by Tenant to Landlord, whether the same be levied, imposed or assessed by the State in which the Leased Property is located or any other federal, state, county or municipal governmental entity or agency. Any such sales, use or excise taxes shall be paid by Tenant to Landlord at the same time that each of the amounts with respect to which such taxes are payable are paid by Tenant to Landlord.

         3.5 Payment of Rent. Each of the foregoing amounts of Rent and other sums shall be paid to Landlord without demand and without deduction, set-off, claim or counterclaim of any nature whatsoever which Tenant may have or allege to have against Landlord, and all such payments shall, upon receipt by Landlord, be and remain the sole and absolute property of Landlord. All such Rent and other sums shall be paid to Landlord in legal tender of the United States by wire transfer of immediately available federal funds or by other means acceptable to Landlord in its sole discretion. If Landlord shall at any time accept any such Rent or other sums after the same shall become due and payable, such acceptance shall not excuse a delay upon subsequent occasions, or constitute or be construed as a waiver of any of Landlord's rights hereunder.

         3.6 Past Due Rent. If Tenant fails to make any payment of Rent or any other sums or amounts to be paid by Tenant hereunder on or before the date such payment is due and payable, Tenant shall pay to Landlord an administrative late charge of five percent (5%) of the amount of such payment. In addition, such past due payment shall bear interest at the maximum interest rate then allowable under the laws of the State in which the Leased Property is located from the date such payment became due to the date of payment thereof by Tenant. Such late charge and interest shall constitute Additional Rent and shall be due and payable with the next installment of Rent due hereunder.

         3.7 No Abatement of Rent. Except as expressly provided in other sections of this Lease, if any, no abatement, diminution or reduction (a) of Rent, charges or other compensation, or (b) of Tenant's other obligations hereunder shall be allowed to Tenant or any person claiming under Tenant, under any circumstances or for any reason whatsoever.

                                   ARTICLE IV.
                                 RESERVE DEPOSIT

         4.1 Reserve Deposit. On the Commencement Date Tenant shall deposit with Landlord, in cash or in the form of a letter of credit acceptable to Landlord in its reasonable discretion, the sum of One Million Three Hundred Three Thousand Seven Hundred Eighty-Three and 78/100 Dollars ($1,303,783.78), as a reserve deposit (the "Reserve Deposit"), in order to secure Tenant's faithful performance of all of Tenant's obligations under this Lease. If Tenant fails to pay Rent or Additional Charges due hereunder, fails to pay the full Option Purchase Price under the conditions and as provided in Section 24.2 below, or otherwise defaults with respect to any provision of this Lease , then in addition to and not exclusive of any other remedies available under this Lease, Landlord may use, apply or retain all or any portion of the Reserve Deposit for the payment of any Rent, the funding of any charges in default or other amount due to landlord hereunder, or for the payment of any sum to which Landlord may become obligated by reason of Tenant's default. If Landlord so uses or applies all or any portion of the Reserve Deposit, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to fully restore the Reserve Deposit to the required amount as set forth above. Landlord shall maintain the Reserve Deposit in an interest-bearing account, and all interest accruing thereon shall be added to the Reserve Deposit. Landlord shall not be required to keep the Reserve Deposit separate from its general accounts, but shall maintain reasonable records showing the current balance of the Reserve Deposit and the amounts of interest earned thereon each year. If Tenant performs all of Tenant's obligations hereunder, at the expiration of the Term, after Tenant has vacated the Leased Property, and after all purchase options or mortgages encumbering the Leased Property which have been granted or which arise by, through or under Tenant have expired or been satisfied or released, the Reserve Deposit, or so much thereof as has not been applied or used by Landlord as provided herein, shall be returned to Tenant, together with any interest which has accrued thereon.. No trust relationship is created herein between Landlord and Tenant with respect to the Reserve Deposit. The Reserve Deposit shall be paid by Tenant to Landlord upon the Commencement Date.

         4.2 Security Agreement. Tenant hereby grants to Landlord a security interest in the Reserve Deposit, as security for all obligations of the Tenant to Landlord hereunder, including without limitation Tenant's obligations to pay the full amount of the Option Purchase Price due to Landlord as provided under
Section 24.2 below, and agrees to execute and deliver all such instruments as may be required by Landlord to evidence and perfect this security interest.

                                   ARTICLE V.
                      USE AND OPERATION OF LEASED PROPERTY
                      ------------------------------------

         5.1 Permitted Use. Tenant covenants and agrees that it, and its sub-tenant and Improvements lessee, Brooksby Village, Inc. ("Facility Tenant") shall, throughout the Term of this Agreement, continuously use and occupy the Leased Property solely and exclusively for the development and operation of the first class licensed (as applicable) continuing care retirement community known as "Brooksby Village" (the "Community"), and for such other uses as may be necessary or incidental to such use (the foregoing being referred to as the "Permitted Use"). No use shall be made or permitted to be made of the Leased Property and no acts shall be done thereon which will cause the cancellation of any insurance policy covering the Leased Property or any part thereof (unless another adequate policy is available), nor shall Tenant sell or otherwise provide or permit to be kept, used or sold in or about the Leased Property any article which may be prohibited by law or by the standard form of fire insurance policies, or any other insurance policies required to be carried hereunder, or fire underwriter's regulations. Tenant shall, at its sole cost, comply with all insurance requirements set forth in this Lease. Tenant shall not take or omit to take any action, the taking or omission of which materially impairs the value or the usefulness of the Leased Property or any part thereof for its Permitted Use.

         5.2 Necessary Approvals. Tenant shall maintain, or cause Facility Tenant to maintain, in good standing all Permits and approvals necessary to use and operate, for its Permitted Use, the Leased Property and the continuing care retirement community, independent living units and assisted living and skilled nursing facilities, and related commercial service use facilities, located or to be located thereon (the "Facility") under all applicable laws and shall provide to Landlord a copy of Tenant's (or Facility Tenant's) annual federal, state and Medicare survey regarding the Facility, and such other information or documents pertaining to said approvals. Landlord shall at no cost or liability to Landlord cooperate with Tenant or Facility Tenant in this regard, limited to executing all applications and consents required to be signed by Landlord in order for Tenant or Facility Tenant to obtain and maintain such approvals and to permit, develop, construct, lease and occupy the existing and to-be-constructed Improvements, including but not limited to, the granting of easements, licenses or other rights to third parties which are typical and necessary for the orderly development of the Property (which matters approved by Landlord in its reasonable discretion shall constitute additional "Permitted Exceptions" hereunder).

         5.3 Lawful Use, Etc. Tenant shall not use or suffer or permit the use of the Leased Property for any unlawful purpose. Tenant shall not commit or suffer to be committed any waste on the Leased Property, or in the Facility, nor shall Tenant cause or permit any unlawful nuisance thereon or therein. Tenant shall not suffer nor permit the Leased Property, or any portion thereof, to be used in such a manner as (i) might reasonably impair Landlord's title thereto or to any portion thereof, or (ii) might reasonably allow a claim or claims for adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof.

         5.4 Environmental Matters. Except as permitted by applicable law, Tenant shall at all times keep the Leased Property free of Hazardous Substances (as hereafter defined). Neither Tenant nor any of its employees, agents, invitees, licensees, contractors, guests, or subtenants shall use, generate, manufacture, refine, treat, process, produce, store, deposit, handle, transport, release, or dispose of Hazardous Substances in, on or about the Leased Property or the groundwater thereof, in violation of any federal, state or municipal law, decision, statute, rule, ordinance or regulation currently in existence or hereafter enacted or rendered. Tenant shall give Landlord prompt Notice of any claim received by Tenant from any person, entity, or Governmental Agencies that a release or disposal of Hazardous Substances has occurred on the Leased Property or the groundwater thereof. As used herein, "Hazardous Materials" shall mean and be defined as any and all toxic or hazardous substances, chemicals, materials or pollutants, of any kind or nature, which are regulated, governed, restricted or prohibited by any federal, state or local law, decision, statute, rule or ordinance currently in existence or hereafter enacted or rendered, and shall include (without limitation), all oil, gasoline and petroleum-based substances.

Tenant shall not discharge or permit to be discharged into any septic facility or sanitary sewer system serving the Leased Property any toxic or hazardous sewage or waste other than that which is permitted by Applicable Law or which is normal domestic waste water for the type of business contemplated by this Agreement to be conducted by Tenant on, in or from the Leased Property. Any toxic or hazardous sewage or waste which is produced or generated in connection with the use or operation of the Leased Property shall be handled and disposed of as required by and in compliance with all applicable local, state and federal laws, ordinances and rules or regulations or shall be pre-treated to the level of domestic wastewater prior to discharge into any septic facility or sanitary sewer system serving the Leased Property.

Tenant shall comply with any and all conditions, restrictions and limitations imposed by the Massachusetts Department of Environmental Protection relating to the development and use of the Leased Property, including, without limitation, any "Activity Use Limitation" or any other condition, restriction or limitation imposed by virtue of any landfill or former landfill areas within the Leased Property

         5.5 Compliance With Restrictions, Etc. Tenant, at its expense, shall comply with all restrictive covenants and other title exceptions affecting the Leased Property and comply with and perform all of the obligations set forth in the same to the extent that the same are applicable to the Leased Property or to the extent that the same would, if not complied with or perform, impair or prevent the continued use, occupancy and operation of the Leased Property for the purposes set forth in this Lease. Further, in addition to Tenant's payment obligations under this Lease, Tenant shall pay all sums charged, levied or assessed under any restrictive covenants, declaration, reciprocal easement agreement or other title exceptions, equipment leases, leases and all other agreements affecting the Leased Property as of the date of this Lease promptly as the same become due.

         5.6 Survival. As to conditions and uses of Tenant existing or occurring prior to the expiration or sooner termination of this Lease, the provisions of this Article 5 shall survive the expiration or sooner termination of this Lease to extent of any ongoing effects on Landlord or its successors with respect to the Leased Property.

                                   ARTICLE VI.
                              TAXES AND ASSESSMENTS
                              ---------------------

         Throughout the entire term of this Lease, Tenant shall bear, pay and discharge all taxes, assessments and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, and each and every installment thereof which shall or may during the term hereof be charged, laid, levied, assessed, or imposed upon, or arise in connection with, the use, occupancy or possession of the Leased Property or any part thereof, including, without limitation, ad valorem real and personal property taxes, and all taxes charged, laid, levied, assessed or imposed in lieu of or in addition to any of the foregoing by virtue of all present or future laws, ordinances, requirements, orders, directions, rules or regulations of federal, state, county and municipal governments and of all other governmental authorities whatsoever. Tenant shall not be obligated to bear, pay or discharge Landlord's U.S. income tax(es). Upon request of Landlord, Tenant shall promptly furnish to Landlord satisfactory evidence of the payment of any tax, assessment, imposition or charge required to be paid by Tenant pursuant to the foregoing.

                                  ARTICLE VII.
                                   UTILITIES
                                   ---------

         Tenant shall be liable for and shall pay directly all charges and fees, including impact, connection and/or reservation fees, (together with any applicable taxes or assessments thereon) when due for water, gas, electricity, air conditioning, heat, septic, sewer, refuse collection, telephone and any other utility charges or similar items in connection with the development, use or occupancy of the Leased Property. Landlord shall not be responsible or liable in any way whatsoever for the quality, quantity, impairment, interruption, stoppage, or other interference with any utility service, including, without limitation, water, air conditioning, heat, gas, electric current for light and power, telephone, or any other utility service provided to or serving the Leased Property. No such interruption, termination or cessation of utility services shall relieve Tenant of its duties and obligations pursuant to this Lease, including, without limitation, its obligation to pay all Rent as and when the same shall be due hereunder.

                                 ARTICLE VIII.
                          LICENSE, PERMITS, FEES, ETC.
                          ----------------------------

         Tenant shall keep and maintain in full force during the entire term of this Lease all licenses, permits or other approvals necessary for the operation of the Leased Property for its Permitted Use. Tenant shall, at its sole cost and expense, pay all license fees, permit fees, governmental impact fees or other expenses of any kind or nature whatsoever in connection with its development and operation of the Leased Property for its Permitted Use.

                                   ARTICLE IX.
                                    INSURANCE
                                    ---------

         9.1 Insurance by Tenant. Throughout the term of this Lease, Tenant shall, at its sole cost and expense, maintain, or cause to be maintained, in full force and effect the following types and amounts of insurance coverage as set forth in this Article IX.

         9.2 Hazard Insurance. Special form insurance on the Improvements, including all permitted alterations, changes, additions and replacements thereof and thereto, including without limitation, insurance against loss or damage caused by: (i) fire, windstorm and other hazards and perils generally included under extended coverage; (ii) sprinkler leakage; (iii) vandalism and malicious mischief; and (iv) boiler and machinery, all in an amount which reasonably assures there will be sufficient proceeds to replace the Improvements in the event of a loss against which such insurance is issued. Such insurance shall (i) include contingent liability from Ordinance or Law Coverage, Demolition Costs and Increased Cost of Construction Endorsements, (ii) contain an agreed amount endorsement with respect to the Improvements, (iii) provide for a deductible in an amount approved by Landlord, but in no event in excess of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) per occurrence, and (iv) contain an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Leased Property shall at any time constitute legal non-conforming structures or uses. All insurance required hereunder, and all other insurance maintained by Tenant on the Improvements in excess of or in addition to that required hereunder, shall be carried in favor of Landlord and Tenant, as their respective interests may appear.

         9.3 Liability Insurance. Tenant shall provide and keep in full force and effect a policy of broad form comprehensive general public liability and property damage insurance providing coverage against liability for personal injury, death and property damage having limits of not less than THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) per person and THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) per occurrence, with an excess liability policy in the amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00). Such insurance shall cover at least the following hazards: (1) premises and operations; (2) products and completed operations; (3) independent contractors; (4) blanket contractual liability for all written and oral contracts; and (5) contractual liability. Such insurance, and any and all other liability insurance maintained by Tenant in excess of or in addition to that required hereunder, shall name Landlord as an additional insured.

Landlord acknowledges that a formally funded program of self-insurance on the part of Tenant may fulfill some insurance requirements contained in this Agreement now or in the future. However, this shall not in any way limit the insurance obligations of Tenant. Tenant agrees that any self-insurance program will provide for the coverages required under this Agreement.

         9.4 Worker's Compensation Insurance. Tenant shall provide and keep in full force and effect workers' compensation insurance, in a form prescribed by the laws of the State in which the Leased Property is located, and employers' liability insurance.

         9.5 Builder's Risk Insurance. Tenant shall, prior to the commencement of and during the construction of the Improvements and any permitted rehabilitation, replacement, reconstruction, restoration, renovation or alteration to the Leased Property, provide and keep in full force and effect builders' risk insurance in accordance with the requirements of this Article.

         9.6 Loss of Rent Insurance. Tenant shall provide, keep and maintain in full force and effect loss of rent insurance in favor of Landlord, without a provision for co-insurance, in an amount sufficient to pay Rent, for the Leased Property for a period of at least one (1) year in the event Tenant's obligation to pay Rent abates hereunder for any reason whatsoever.

         9.7 Flood Hazard Insurance. Flood hazard insurance if any portion of the Improvements is currently or at any time in the future located in a federally designated "special flood hazard area" and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor thereto) in an amount which reasonably assures that there will be sufficient proceeds to replace the Improvements and any personalty located on the Leased Property in the event of a loss against which such insurance is issued.

         9.8 Malpractice Insurance/Professional Liability Insurance. Malpractice insurance/professional liability insurance of not less than $1,000,000 per claim and $3,000,000 in the aggregate, to cover the facility and professional medical care providers employed within the assisted living and skilled nursing facilities within the Community, or otherwise employed therein by Tenant or the Facility Tenant or their affiliates or agents, in substance and form as is reasonably acceptable to Landlord. Tenant agrees to adjust its malpractice insurance/professional liability insurance as required over the term of this Agreement to maintain levels of such insurance equal to that generally held by hospitals in the Boston, Massachusetts area.

         9.9 Other Insurance. In addition, Tenant shall, at Landlord's request, provide, keep and maintain in full force and effect such other insurance for such risks and in such amounts as may from time to time be commonly insured against in the case of business operations similar to those contemplated by this Lease to be conducted by Tenant on the Leased Property.

         9.10 Carriers and Features. All insurance policies required to be carried by Tenant as provided in this Article shall be issued by insurance companies which have an A- or better rating by Best's Insurance Rating Service. All such policies shall be for periods of not less than one year and Tenant shall renew the same at least thirty (30) days prior to the expiration thereof. All such policies shall require not less than thirty (30) days written notice to Landlord prior to any cancellation thereof. The policies of insurance required in Section 9.1 above shall contain clauses allowing or recognizing waiver of subrogation rights against the Landlord to the extant this is available in the insurance market.

         Tenant shall pay the premiums for all insurance policies which Tenant is obligated to carry under this Article and, at least ten (10) days prior to the date any such insurance must be in effect, deliver to Landlord a copy of the policy or policies, or a certificate or certificates thereof.

         9.11 Failure to Procure Insurance. In the event Tenant shall fail to procure insurance required under this Article and fail to maintain the same in full force and effect continuously during the term of this Lease, Landlord shall be entitled, although not obligated, to procure the same and Tenant shall immediately reimburse Landlord for such premium expense as Additional Rent.

         9.12 Waiver of Subrogation. Tenant agrees that, if any property owned by it and located in the Leased Property shall be stolen, damaged or destroyed by an insured peril, Landlord shall not have any liability to Tenant, nor to any insurer of Tenant, for or in respect of such theft, damage or destruction, and Tenant shall require all policies of risk insurance carried by it on its property in the Leased Property to contain or be endorsed with a provision in and by which the insurer designated therein shall waive its right of subrogation against Landlord.

                                   ARTICLE X.
                              DAMAGE OR DESTRUCTION
                              ---------------------

         10.1 Restoration and Repair. If, during the term of this Lease, any improvements to the Improvements (as hereafter defined) shall be destroyed or damaged in whole or in part by fire, windstorm or any other cause whatsoever, Tenant shall give Landlord immediate notice thereof and shall repair, reconstruct or replace the Improvements, or the portion thereof so destroyed or damaged (whichever is reasonably required), at least to the extent of the value and character thereof existing immediately prior to such occurrence. All work shall be started as soon as practicable and completed, at Tenant's sole cost and expense. Tenant shall, however, immediately take such action as is necessary to assure that the Leased Property (or any portion thereof) does not constitute a nuisance or otherwise presents a health or safety hazard.

         10.2 Uninsured Losses. Nothing contained herein shall relieve Tenant of its obligations under this Article if the destruction or damage is not covered, either in whole or in part, by insurance.

                                  ARTICLE XI.
                CONSTRUCTION, ADDITIONS, ALTERATIONS AND REMOVALS
                -------------------------------------------------

         11.1 Prohibition. Except as hereinafter expressly provided, no structural portion of the Improvements shall be demolished, removed or altered by Tenant in any manner whatsoever without the prior written consent and approval of Landlord, which will not be unreasonably withheld or delayed. Notwithstanding the foregoing, however, Tenant shall be obligated to undertake all alterations to the Improvements required by any applicable law or ordinance including, without limitation, any alterations required by any accessibility laws including without limitation the Americans with Disabilities Act and any other federal, state or local law governing accessibility to and within the Improvements ("Accessibility Laws"), and, in such event, Tenant shall comply with the provisions hereof.

         11.2 Permitted and Required Construction and Renovation. Landlord and Tenant acknowledge and agree that Tenant intends and has the right, and has agreed and shall be required as a lease covenant, obligation and condition hereunder to continue to develop, construct, expand and build out the continuing care retirement community and related improvements located on the Leased Property, including the construction and installation of all to-be-constructed Improvements as more particularly depicted on the site plan attached hereto as Exhibit B (the "Site Plan") to complete the building out of the Community, and that from time to time, various minor, non-material alterations may be undertaken by Tenant. Notwithstanding the foregoing, at such time as the encumbrance, lien and effect of the Brooksby Village Bond Facility and all related Bond Facility Documents has been released from the Tenant's and Landlord's interests in the Community, and amounts payable to Tenant by the Facility Tenant under any remaining purchase rights or option exceed in any event the full amount of the potential Option Purchase Price hereunder, or if Tenant has otherwise fully secured any potential obligation of Tenant to pay the full Option Purchase Price hereunder in a manner reasonably approved by Landlord in writing, then Tenant shall be allowed to discontinue development of any further improvements on the Leased Property (which have not already been commenced or which Tenant is not otherwise obligated to construct). Tenant hereby acknowledges and agrees that all construction and/or renovation of the Improvements shall be conducted and completed in accordance with the following terms and conditions:

                 (a) Before  the  commencement  of work on each new  development
         phase   within  the  Leased   Property   ("Phase"),   final  plans  and
         specifications for such Phase shall be made available for Landlord's review and approval (not to be unreasonably withheld or delayed so long as the plans and specifications (i) comply with all applicable governmental regulations and (ii) all easements, covenants and restrictions of record, including without limitation the Permitted Exceptions).

                 (b) Before the commencement of work on any new Phase, Tenant shall obtain (and make available to Landlord evidence of) the approval thereof by all governmental departments or authorities having or claiming jurisdiction of or over the Leased Property, if required by such departments or authorities, and with any public utility companies having an interest therein, if required by such utility companies. In any such work, Tenant shall comply with all applicable laws, ordinances, requirements, order, directions, rules and regulations of the federal, state, county and municipal governments and of all other governmental authorities having or claiming jurisdiction of or over the Leased Property and of all their respective departments, bureaus and offices, and with the requirements and regulations, if any, of such public utilities, of the insurance underwriting board or insurance inspection bureau having or claiming jurisdiction, or any other body exercising similar functions, and of all insurance companies then writing policies covering the Leased Property or any part thereof.

                 (c) Before the commencement of work on any new Phase, Tenant shall make available to Landlord a copy of its general construction contract for the construction of the subject Improvements (the "General Contract"). Tenant shall, upon request of Landlord, make Landlord a co-obligee, additional insured or beneficiary of any general contractor's payment bonds or performance bonds for the subject Improvements. Proceeds of any such Bonds shall be used to complete the construction of the Improvements.

                 (d) Tenant represents and warrants to Landlord that all work on the Improvements will be performed in a good and workmanlike manner and in accordance with the terms, provisions and conditions of this Lease and all governmental requirements.

                 (e) Landlord shall have the right to inspect any such construction work at all times during normal working hours and to maintain at the Leased Property for that purpose (at its own expense) such inspector(s) as it may deem necessary so long as such inspections do not interfere with Tenant's work (but Landlord shall not thereby assume any responsibility for the proper performance of the work in accordance with the terms of this Lease, nor any liability arising from the improper performance thereof).

                 (f) All such work shall be performed at no cost, expense or liability to Landlord, and free of any liens (including mechanics or construction liens) on Landlord's fee simple interest on or Tenant's leasehold interest in the Leased Property, other than the Permitted Encumbrances.

                 (g) Upon substantial completion of work on the Improvements, Tenant shall procure and provide to Landlord a copy of an original final certificate of occupancy, if applicable, from the appropriate governmental authorities verifying the substantial completion thereof.

                 (h) Tenant shall, and hereby agrees to, indemnify and save and hold Landlord harmless from and against and reimburse Landlord for any and all loss, damage, cost and expense (including, without limitation, reasonable attorneys' fees at both trial and all appellate levels) incurred by or asserted against Landlord which is occasioned by or results, directly or indirectly, from any construction or renovation activities conducted upon the Leased Property by Tenant or otherwise pursuant to the Third Party Documents; whether or not the same is caused by or the fault of Tenant or any contractor, subcontractor, laborer, supplier, materialman or any other third party.

Landlord and Tenant acknowledge and agree that the foregoing provisions shall only be applied to Community Improvements currently under construction on a prospective or "going forward" basis.

         11.3 Ownership of Improvements. Subject to the respective rights of the parties herein set forth, Tenant shall continue to own the existing Improvements and any new Improvements constructed by Tenant on the Leased Property during the Term of this Lease. Upon expiration or early termination hereof, title to the Improvements shall pass to Landlord subject, however, to the Community Lease (as defined below).

                                  ARTICLE XII.
                             MAINTENANCE AND REPAIRS
                             -----------------------

         12.1 Repairs by Tenant. Tenant shall, at all times during the term of this Lease and at its sole cost and expense, put, keep, replace and maintain the Leased Property and the Improvements in good repair and in good, safe and substantial order and condition, shall make all repairs thereto, both inside and outside, structural and non-structural, ordinary and extraordinary, howsoever the necessity or desirability for repairs may occur, and whether or not necessitated by wear, tear, obsolescence or defects, latent or otherwise, and shall use all reasonable precautions to prevent waste, damage or injury. Tenant shall also, at its own cost and expense, put, keep, replace and maintain all landscaping, signs, sidewalks, roadways, driveways and parking areas within the Leased Property in good repair and in good, safe and substantial order and condition and free from dirt, standing water, rubbish and other obstructions or obstacles.

         12.2 Landlord's Obligation. Landlord shall not be required to make any alterations, reconstructions, replacements, changes, additions, improvements or repairs of any kind or nature whatsoever to the Leased Property or any portion thereof (including, without limitation, any portion of the Improvements) at any time during the term of this Lease.

                                 ARTICLE XIII.
                    LANDLORD'S RIGHT OF INSPECTION AND ENTRY
                    ----------------------------------------

13.1 Inspection. Landlord and its agents shall have the right to enter upon the Leased Property or any portion thereof at any reasonable time to inspect the operation, sanitation, safety, maintenance and use of the same, or any portions of the same and to assure itself that Tenant is in full compliance with its obligations under this Lease (but Landlord shall not thereby assume any responsibility for the performance of any of Tenant's obligations hereunder, nor any liability arising from the improper performance thereof). In making any such inspections, Landlord shall not unduly interrupt or interfere with the residents and commercial tenants within the Community or the conduct of Tenant's business.

                                  ARTICLE XIV.
                            ASSIGNMENT AND SUBLETTING
                            -------------------------

         14.1 Transfers by Tenant. Tenant may not assign this Lease or sublet the Leased Property without Landlord's prior written consent, which consent may be withheld in Landlord's sole and absolute discretion. If given, the consent of Landlord to an assignment, transfer, subletting or encumbrance shall in not relieve Tenant or such assignee or subtenant from the obligation of obtaining the express consent in writing of Landlord to any further assignment, transfer, subletting or encumbrance. In addition, any such approved assignee shall expressly assume this Lease by an agreement in recordable form, an original executed counterpart of which shall be delivered to Landlord prior to any assignment of the Lease. Landlord's consent to any assignment of this Lease shall not operate to release any Tenant-assignor from its obligations hereunder, with respect to which said Tenant-assignor shall remain personally liable.

         Notwithstanding the foregoing, Landlord acknowledges and expressly approves of Tenant's sublease of the Leased Property and of all Improvements on the Leased Property to Facility Tenant pursuant to the "Community Lease" (as identified as one of the "Third Party Documents" in Exhibit E attached hereto and by this reference made a part hereof, and referred to herein as the "Community Lease"), and of the other interests and obligations as the same are reflected in the Third Party Documents and the Permitted Exceptions. Further, Landlord acknowledges that any duties and responsibilities of Tenant under this Lease may be performed and all rights of Tenant may be enjoyed by Facility Tenant as and to the extent provided in the Community Lease. Tenant, however, acknowledges that its duty to perform is in no way diminished by such approval and shall remain primary under the Lease such that Tenant shall be responsible for performing any and all duties, acts or responsibilities under this Lease which Facility Tenant fails to perform. Landlord has acquired the Leased Property subject to certain existing purchase options in favor of the Facility Tenant as identified in the Third Party Documents.

         14.2 Leasehold Mortgages. From and after the Effective Date of this Lease, Tenant shall be permitted to grant a mortgage encumbering its leasehold interest in the Leased Property subject to and only in accordance with the following requirements:

                 (a) Landlord shall not under any circumstances be deemed to have joined in the mortgage and/or subordinated or subjected its interest in and to the Leased Property to the lien and encumbrance of the mortgage; and

                 (b) the term of any such mortgage shall not exceed the term of this Lease and may only run concurrently with an extension of the term provided that Tenant has exercised its option to extend the term as provided in Section 2.3 hereof; and

                 (c) the mortgagee must be an  institutional  financial  entity;
         and

                 (d) the Mortgage shall contain an express statement by the mortgagee acknowledging that the fee simple title to the Leased Property is not encumbered thereby and that Landlord shall have no liability thereunder; and

                 (e) the Mortgage shall include the agreement of the mortgagee to simultaneously provide to Landlord a copy of any notice sent to mortgagor/Tenant thereunder.

Except as expressly provided elsewhere herein, any assignment, transfer, sublease or encumbrance in violation of this Article shall be voidable at Landlord's option. Landlord agrees and acknowledges that the mortgages reflected in the Third Party Documents and/or the Permitted Exceptions ("Existing Mortgages") are expressly permitted and allowed hereunder and shall not be subject to the terms, conditions or limitations set forth above.

14.3 Existing
Mortgagees. Landlord herein specifically grants to the mortgagees under the Existing Mortgages, inclusive of their successors and assigns as holders thereof ("Existing Mortgagees") the right to notice of and the right to cure any default(s) or Event(s) of Default which may occur or arise under this Lease. Landlord agrees to furnish to the Existing Mortgagees a copy of any formal notice of or relating to any Event of Default under this Lease (a "Default Notice") contemporaneously with the sending of such Default Notice to Tenant pursuant to the terms of this Lease. Default Notices to the Existing Mortgagees shall be given in accordance with the notice provisions hereof, to the address for notice of the Existing Mortgagees as set forth in the Third Party Documents, and the Existing Mortgagees shall be entitled to the following notice and cure rights in respect of any Event of Default:

                 (a) Upon receipt of Default Notice with respect to a monetary payment default ("Payment Event of Default"), the Existing Mortgagees shall have the opportunity (but not the obligation) to cure any such Payment Event of Default by tendering to Landlord, within five (5) business days after receipt of the relevant Default Notice [or any longer period provided or available under this Lease ("Cure Period")], the aggregate amount due and payable as set forth in and relating to the Default Notice. In the event and provided that any such Payment Event of Default is timely and fully cured within the applicable Cure Period, Landlord shall be deemed to have waived the subject Payment Event of Default, and Landlord shall fully reinstate this Lease as to any action or remedy taken in respect to such cured Payment Event of Default which is timely cured before the expiration of such applicable Cure Period. For purposes of this Agreement, should any Cure Period end on a holiday or any other day that is not a business day, such Cure Period shall be deemed to end at the end of the next business day.

                 (b) Upon receipt of Default Notice with respect to a default not related to unpaid monetary payments ("Non-Payment Event of Default"), the Existing Mortgagees shall have the opportunity (but not the obligation) to cure any such Non-Payment Event of Default in any manner such that the omitted performance, condition or occurrence is completed or substituted for within thirty (30) days after receipt of the relevant Default Notice [or any longer period provided or available under this Lease (also, a "Cure Period")]. In the event and provided that any such Non-Payment Event of Default is timely and fully cured within the applicable Cure Period, Landlord shall fully reinstate this Lease as to any action or remedy taken in respect to such cured Non-Payment Event of Default which is timely cured before the expiration of such applicable Cure Period.

                 (c) In the event that either of the Existing Mortgagees shall undertake to pay any amount due to Landlord, or shall expend any sum to cure any Non-Payment Event of Default, as provided under the foregoing provisions, the said Existing Mortgagee shall be subrogated to rights of Landlord in respect thereof provided, however, that such subrogation shall not be effective in any respect until such time as Landlord shall have been paid in full all amounts due and owing to it under this Lease, and such right of subrogation shall be deemed subordinate in any and all respects, including without limitation in right of payment of any amount, to the rights and claims of the Landlord hereunder (except to the extent that any such right is secured, evidence or actionable under any of the Third Party Documents which are superior to the rights and interests of Landlord in the Leased Property).

         14.4 Assignment by Landlord. Landlord may assign its interest in this Lease during the term hereof, and upon the assumption in writing by Landlord's assignee of all of Landlord's obligations under this Lease which arise from and after the date of the assignment, Landlord shall be released from any obligation or liability under the Lease arising after the date thereof; provided, however, that (a) any such assignee shall be a single-purpose entity with constituent documents and governance provisions comparable to Landlord's, and shall acknowledge in writing that its interests are acquired subject in all respects to and it is bound by applicable provisions of the Third Party Documents, and
(b) Landlord shall remain liable for any obligation or liability of Landlord under the Lease (i) which was to be performed or which became due during the period in which Landlord owned the Leased Property, or (ii) which arises after the date of the assumption and relates to acts or omissions occurring prior to the date of the assumption during the period Landlord owned the Leased Property.

                                  ARTICLE XV.
                    LANDLORD'S INTEREST NOT SUBJECT TO LIENS
                    ----------------------------------------

         15.1 Liens, Generally. Subject to the provisions hereof permitting and acknowledging the lien and operation of the Third Party Documents and other Permitted Exceptions, and applicable provisions of Section 5.2, Tenant shall not create or cause to be imposed, claimed or filed upon the Landlord's interest in the Leased Property, or any portion thereof, any lien, charge or encumbrance whatsoever. If, because of any act or omission of Tenant, any such lien, charge or encumbrance shall be imposed, claimed or filed, Tenant shall, at its sole cost and expense, cause the same to be discharged of record (by release, bonding, or obtaining a declaratory judgment confirming that the lien, charge or encumbrance does not affect Landlord's interest) and Tenant shall indemnify and save and hold Landlord harmless from and against any and all costs, liabilities, suits, penalties, claims and demands whatsoever, and from and against any and all attorneys' fees, at both trial and all appellate levels, resulting therefrom or on account thereof. In the event that Tenant shall fail to timely pursue, with reasonable diligence, removal of the lien, charge or encumbrance from Landlord's interest, Landlord shall have the option of paying, satisfying or otherwise discharging (by bonding or otherwise) such lien, charge or encumbrance and Tenant agrees to reimburse Landlord, upon demand and as Additional Rent, for all sums so paid and for all costs and expenses incurred by Landlord in connection therewith, together with interest thereon, until paid.

         15.2 Mechanics Liens. Landlord's interest in the Leased Property shall not be subjected to liens of any nature by reason of Tenant's construction, alteration, renovation, repair, restoration, replacement or reconstruction of the Improvements or any improvements on or in the Leased Property, or by reason of any other act or omission of Tenant (or of any person claiming by, through or under Tenant) including, but not limited to, mechanics' and materialmen's liens. All persons dealing with Tenant are hereby placed on notice that such persons shall not look to Landlord or to Landlord's credit or assets (including Landlord's interest in the Leased Property) for payment or satisfaction of any obligations incurred in connection with the construction, alteration, renovation, repair, restoration, replacement or reconstruction thereof by or on behalf of Tenant. Tenant has no power, right or authority to subject Landlord's interest in the Leased Property to any mechanic's or materialmen's lien or claim of lien. Landlord and Tenant acknowledge and agree to execute and record in the Public Records of Essex County, Massachusetts, a memorandum of lease which includes the prohibition of Landlord's liability for liens, all in the form attached hereto as Exhibit C. If a lien, a claim of lien or an order for the payment of money shall be imposed against the Leased Property on account of work performed, or alleged to have been performed, for or on behalf of Tenant, Tenant shall, within thirty (30) days after written demand by Landlord to do so, cause the Leased Property to be released therefrom by the payment of the obligation secured thereby or by furnishing a bond or by any other method prescribed or permitted by law. If Tenant causes the lien to be released or bonded within said thirty (30) days, the filing of same shall not constitute an Event of Default. If a lien is released, Tenant shall thereupon furnish Landlord with a written instrument of release in form for recording or filing in the appropriate office of land records of Essex County, Massachusetts and otherwise sufficient to establish the release as a matter of record.

         15.3 Contest of Liens. Tenant may, at its option, contest the validity of any lien or claim of lien if Tenant shall have first posted an appropriate and sufficient bond in favor of the claimant or paid the appropriate sum into court, if permitted by law, and thereby obtained the release of the Leased Property from such lien. If judgment is obtained by the claimant under any lien, Tenant shall pay the same immediately after such judgment shall have become final and the time for appeal therefrom has expired without appeal having been taken. Tenant shall, at its own expense, defend the interests of Tenant and Landlord in any and all such suits; provided, however, that Landlord may, at its election, engage its own counsel and assert its own defenses, in which event Tenant shall cooperate with Landlord and make available to Landlord all information and data which Landlord deems necessary or desirable for such defense.

         15.4 Notices of Commencement of Construction. If specifically provided for under applicable law, prior to commencement by Tenant of work on any new Phase of construction on the Leased Property, or other material construction not already substantially under way as of the Effective Date hereof, Tenant shall record or file a notice or affidavit of the commencement of such work (the "Notice of Commencement") in the land records of Essex County, Massachusetts, identifying Tenant as the party for whom such work is being performed, stating such other matters as may be required by law and requiring the service of copies of all notices, liens or claims of lien upon Landlord. Any such Notice of Commencement shall clearly reflect that the interest of Tenant in the Leased Property is that of a leasehold estate and shall also clearly reflect that, to the extent permitted by law, the interest of Landlord as the fee simple owner of the Leased Property shall not be subject to mechanics or materialmen's liens on account of the work which is the subject of such Notice of Commencement. A copy of any such Notice of Commencement shall be furnished to and approved by Landlord and its attorneys prior to the recording or filing thereof, as aforesaid.

                                  ARTICLE XVI.
                                  CONDEMNATION
                                  ------------

         16.1 Total Taking. If the whole of the vertical building Improvements shall be taken or condemned for any public or quasi-public use or purpose, by right of eminent domain or by purchase in lieu thereof, then a "Total Taking" will be deemed to have occurred and this Lease and the term hereby granted shall cease and terminate as of the date on which the condemning authority takes possession and all Rent shall be paid by Tenant to Landlord up to that date or refunded by Landlord to Tenant if Rent has previously been paid by Tenant beyond that date. If a taking of a portion of the Leased Property results in the loss of such a substantial portion of access to and from adjacent roadways that, in the mutual reasonable judgment of Landlord and Tenant, the remaining access to the Leased Property is not sufficient and suitable for the continued operation of the business contemplated by this Lease, then in such event Tenant may, at any time during the ninety (90) day period after the date the condemning authority requires possession of the portion of the Leased Property and Improvements so taken or condemned, and upon written notice to Landlord, terminate this Lease. If Tenant so terminates this Lease, a "Constructive Total Taking" will be deemed to have occurred.

         In the event of such Total Taking or Constructive Total Taking the award or awards for such taking (the "Condemnation Proceeds") shall be allocated between the Landlord and Tenant in the following manner and in the following order of priority:

                 (a) Landlord shall be entitled to receive such portion of the Condemnation Proceeds, with interest thereon to the extent payable by the condemning authority, equal to the Option Purchase Price (as set forth in Section 24.2 below) in effect as of the date of the taking, plus all Rent and other amounts due hereunder to and including the date of payment to Landlord, at which time the Tenant's option to purchase shall be deemed to have been exercised and consummated such that all remaining interests of Landlord shall be conveyed to Tenant.

                 (b) Tenant shall thereafter be entitled to receive any remaining proceeds of the award for the taking, including, without limitation, the value of the Improvements, plus severance damages, if any, with interest thereon, if and to the extent payable by the condemning authority.

         16.2 Partial Taking. A "Partial Taking" shall be deemed to have occurred if there is a condemnation taking or a deed in lieu thereof which does not constitute a Total Taking or Constructive Total Taking. In such event, the Tenant shall promptly restore the remaining portion or portions thereof to a condition comparable to their condition at the time of such taking or deed in lieu thereof less the portion or portions lost by the taking, and this Lease shall continue in full force and effect, without the Base Rent being reduced throughout the remaining Term of the Lease, and any extensions, except as expressly provided hereinbelow.

         In the event of such Partial Taking, then the Condemnation Proceeds for such Partial Taking shall be allocated, with interest thereon if and to the extent payable by the condemning authority, in the following manner and in the following order of priority:

                 (a) First, to Landlord in an amount equal, on a pro-rata basis according to that portion of the Leased Property taken, and an appraisal-based allocation reasonably acceptable to Landlord of the Landlord's Original Investment to that portion of the Leased Property taken, to the Option Purchase Price (as set forth in Section 24.2 below).

                 (b) Thereafter, to Tenant.

Insofar as this provision in the event of a Partial Taking is intended to allocate to Landlord an amount relating to the agreed-upon price for the Landlord's fee simple interests in the land only, all costs of restoration shall be paid separately by Tenant, from any condemnation proceeds received by Tenant or otherwise. To the extent of condemnation proceeds paid to Landlord under this
Section 16.2, the Base Rent for the Leased Property shall be reduced proportionately, as shall the remaining amount of the Option Purchase Price, based upon the proportion that the funds actually received by Landlord bear to the full Option Purchase Price which would have been payable to Landlord had the Tenant's option to purchase been exercised as of the date of any payment of Partial Taking condemnation proceeds to Landlord. Such reduction shall be effective as of the date such condemnation proceeds are paid to and accepted by Landlord.

         16.3 Business Damages. Tenant shall be entitled to separately claim for and recover all business damages which may be awarded as a result of any condemnation proceeding or settlement in lieu thereof, regardless of whether taking is a Total Taking, Constructive Total Taking or Partial Taking.

         16.4 Restoration. If this Lease does not terminate due to a taking or condemnation, Tenant shall, with due diligence, restore the remaining portion or portions of the Leased Property in the manner hereinabove provided. In such event, the proceeds of the award to be applied to restoration shall be deposited with a bank or financial institution designated by Landlord (or Tenant's senior Existing Mortgagee or other permitted leasehold mortgagee as contemplated under
Section 14.2 hereof) until the restoration has been completed and Tenant has been reimbursed for all the costs and expenses thereof. If the award is insufficient to pay for the restoration, Tenant shall be responsible for the remaining cost and expense of such restoration.

         16.5 Temporary Taking. If all or any part of the Leased Property or Tenant's Leasehold estate under this Lease shall be taken in condemnation proceedings or by any right of eminent domain for temporary use or occupancy, the foregoing provisions of this Article shall not apply and Tenant shall continue to pay, in the manner and at the time herein specified, the full amounts of the Rent and all other charges payable by Tenant hereunder. Except only to the extent that Tenant may be prevented from so doing pursuant to the terms of the order of the condemning authority, Tenant shall perform and observe all of the other terms, covenants, conditions and obligations hereof to be performed by it, as though such taking had not occurred. In such event, Tenant shall be entitled to receive the entire amount of Condemnation Proceeds made for such taking, whether paid by way of damages, rent or otherwise; provided, that Landlord shall be entitled to receive any portion of the same applicable to any period beyond the scheduled expiration date of this Lease.

         16.6 Notices of Action: Representation. In the event any action is filed to condemn the Leased Property or the Improvements or Tenant's Leasehold estate or any part thereof, the party having knowledge of such filing shall promptly give notice thereof to the other party. Landlord, Tenant and any mortgagee shall each have the right at its own cost and expense to represent its respective interest in each proceeding, negotiation and settlement with respect to any taking or threatened taking and to make full proof of its claim. 16.7 Disputes. If Landlord and Tenant cannot agree in respect of any matters to be determined under this Article, a determination shall be requested of the court having jurisdiction over the taking or condemnation; provided, however, that if said court will not accept such matters for determination, either party may have the matters determined by a court otherwise having jurisdiction over the parties.

                                 ARTICLE XVII.
                  SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE
                  ---------------------------------------------

         17.1 Intentionally Omitted.

         17.2 Attornment. Tenant shall and hereby agrees to attorn, and be bound under all of the terms, provisions, covenants and conditions of this Lease, to any successor of the interest of Landlord under this Lease for the balance of the term of this Lease remaining at the time of the succession of such interest to such successor. In particular, in the event that any proceedings are brought for the foreclosure of any mortgage or security interest encumbering or collateral assignment of Landlord's interest in the Leased Property, or any portion thereof, Tenant shall attorn to the purchaser at any such foreclosure sale and recognize such purchaser as Landlord under this Lease, subject, however, to all of the terms and conditions of this Lease. Tenant agrees that neither the purchaser at any such foreclosure sale nor the foreclosing mortgagee or holder of such security interest or collateral assignment shall have any liability for any act or omission of Landlord, be subject to any offsets or defenses which Tenant may have as claim against Landlord.

         17.3 Rights of Mortgagees and Assignees. At the time of giving any notice of default to Landlord, Tenant shall mail or deliver to the holders of any mortgage on the Leased Property or holder of security interest in or collateral assignment of this Lease who have, in writing, notified Tenant of their interests (individually a "Mortgagee") a copy of any such notice. No notice of default or termination of this Lease by Tenant shall be effective until any Mortgagee shall have been furnished a copy of such notice by Tenant. In the event Landlord fails to cure any default by it under this Lease, the Mortgagee shall have, at its option, a period of thirty (30) days within which to remedy such default of Landlord or to cause such default to be remedied. In the event that the Mortgagee elects to cure any such default by Landlord, then Tenant shall accept such performance on the part of such Mortgagee as though the same had been performed by Landlord, and for such purpose Tenant hereby authorizes any Mortgagee to enter upon the Leased Property to the extent necessary to exercise any of Landlord's rights, powers and duties under this Lease. If, in the event of any default by Landlord which is reasonably capable of being cured by a Mortgagee, the Mortgagee promptly commences and diligently pursues to cure the default, then Tenant will not unreasonably withhold its consent to a further extension of the foregoing cure period by up to an additional thirty (30) days before Tenant would attempt to terminate this Lease or cease to perform any of its obligations under this Lease so long as the Mortgagee is, with due diligence, engaged in the curing of such default.

                                 ARTICLE XVIII.
                    LANDLORD'S RESERVATIONS AND RESTRICTIONS
                    ----------------------------------------

         18.1 Surrender of Leased Property. Tenant shall, on or before the last day of the term of this Lease or upon the sooner termination thereof, peaceably and quietly surrender and deliver to Landlord the Leased Property (including, without limitation, all Improvements), in good order, condition and repair, reasonable wear and tear excepted, and free and clear of all liens and encumbrances except the Permitted Exceptions. Tenant acknowledges and agrees that upon termination hereof the Improvements shall be and belong to the Landlord free and clear of any interest of Tenant or third party therein and/or any encumbrance thereupon, other than Tenant's rights to acquire the Leased Property pursuant to Section 24.2 of this Lease which, under certain circumstances as set forth under Section 24.3 of this Lease, can survive termination of this Lease for up to thirty (30) days.

         18.2 Holding Over. If Tenant or any other person or party shall remain in possession of the Leased Property or any part thereof following the expiration of the term or earlier termination of this Lease without an agreement in writing between Landlord and Tenant with respect thereto, the person or party remaining in possession shall be deemed to be a tenant at sufferance, and during any such holdover, the Rent payable under this Lease by such tenant at sufferance shall be double the rate or rates in effect immediately prior to the expiration of the term or earlier termination of this Lease. In no event, however, shall such holding over be deemed or construed to be or constitute a renewal or extension of this Lease.

                                  ARTICLE XIX.
                     LIABILITY OF LANDLORD; INDEMNIFICATION
                     --------------------------------------

         19.1 Liability of Landlord. Landlord shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, clients, family members or guests for any damage, injury, loss, compensation or claim arising out of or resulting from any act or event occurring within the Leased Property, including, but not limited to: (a) repairs to any portion of the Leased Property; (b) interruption in Tenant's use of the Leased Property; (c) any accident or damage resulting from the use or operation by Tenant or any other person or persons of any equipment within the Leased Property, including without limitation, heating, cooling, electrical or plumbing equipment or apparatus; (d) the termination of this Lease by reason of the condemnation or destruction of the Leased Property in accordance with the provisions of this Lease; (e) any fire, robbery, theft, mysterious disappearance or other casualty occurring within the Leased Property; (f) the actions of any other person or persons; and
(g) any leakage or seepage in or from any part or portion of the Leased Property, whether from water, rain or other precipitation that may leak into, or flow from, any part of the Leased Property, or from drains, pipes or plumbing fixtures in the Improvements. Any goods, property or personal effects stored or placed by the Tenant or its employees in or about the Leased Property shall be at the sole risk of the Tenant.

         19.2 Indemnification of Landlord. Tenant shall defend, indemnify and save and hold Landlord harmless from and against and reimburse Landlord for, any and all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys' fees and court costs, incurred by Landlord, arising directly or indirectly from or out of: (a) any failure by Tenant to perform any of the terms, provisions, covenants or conditions of this Lease on Tenant's part to be performed; (b) any accident, injury or damage which shall happen at, in or upon the Leased Property, occurring during the term of this Lease or any extension hereof; (c) any matter or thing growing out of the condition, occupation, maintenance, alteration, repair, use or operation by any person of the Leased Property, or any part thereof, or the operation of the business contemplated by this Lease to be conducted thereon, thereat, therein, or therefrom; (d) any failure of Tenant to comply with any laws, ordinances, requirements, orders, directions, rules or regulations of any governmental authority, including, without limitation, the Accessibility Laws; (e) any contamination of the Leased Property, or the groundwaters thereof, occurring after Tenant takes possession of the Leased Property and before the end of the term of this Lease and its extensions, and occasioned by the use, transportation, storage, spillage or discharge thereon, therein or therefrom of any toxic or hazardous chemicals, compounds, materials or substances, whether by Tenant or by any agent or invitee of Tenant; (f) any discharge of toxic or hazardous sewage or waste materials from the Leased Property into any septic facility or sanitary sewer system serving the Leased Property occurring after Tenant takes possession of the Leased Property and before the end of the term of this Lease and its extensions, whether by Tenant or by any agent of Tenant; or
(g) any other act or omission of Tenant, its employees, agents, invitees, customers, licensees or contractors.

         Tenant's indemnity obligations under this Article and elsewhere in this Lease arising prior to the termination, expiration or assignment of this Lease shall survive any such termination, expiration or assignment (except to the extent that any such obligations arise out of acts occurring following any such termination, expiration or assignment hereof.

         19.3 Notice of Claim or Suit. Tenant shall promptly notify Landlord of any claim, action, proceeding or suit instituted or threatened against Tenant or Landlord of which Tenant receives notice or of which Tenant acquires knowledge. In the event Landlord is made a party to any action for damages or other relief against which Tenant has indemnified Landlord, as aforesaid, Tenant shall defend Landlord, pay all costs and shall provide effective counsel to Landlord in such litigation or, at Landlord's option, shall pay all attorneys' fees and costs incurred by Landlord in connection with its own defense or settlement of said litigation.

         19.4 Limitation on Liability. In the event Tenant is awarded a money judgment against Landlord, Tenant's sole recourse for satisfaction of such judgment shall be limited to execution against the Leased Property and the proceeds thereof. In no event shall any stockholder or shareholder of Landlord be personally liable for the obligations of Landlord hereunder.

         19.5 Landlord a Single Purpose Entity. Landlord represents, agrees and warrants that Landlord is, and throughout the Term will remain, a single purpose entity consistent with the present constituent documents of Landlord.

                                  ARTICLE XX.
                       THIRD PARTY RIGHTS AND OBLIGATIONS
                       ----------------------------------

         20.1 Third Party Documents. Landlord and Tenant acknowledge that the Community and/or the interests of Landlord, Tenant and Facility Tenant therein are subject to various documents involving other parties, relating to the development, financing, leasing, occupancy and management of the Community on the Leased Property, including without limitation the documents described and identified in Exhibit E attached hereto (referred to herein collectively as the "Third Party Documents," and otherwise as defined in said Exhibit E). Tenant has agreed and does hereby agree with and in favor of Landlord to fully and timely perform all of its material obligations under and relating to the Third Party Documents.

         20.2 Landlord's Rights Subject to Provisions of LaSalle Bank Tri-Party Agreement. Notwithstanding anything contained herein to the contrary, the interests and rights of Landlord pursuant to this Lease are subject in all respects to the terms, covenants and limitations as set forth in that certain Ground Lessor Tri-Party Agreement ("Tri-Party Agreement") effectively dated of even date herewith among LaSalle Bank National Association, Landlord and CNL Retirement Partners, LP, a Delaware limited partnership ("CNL Partners"), and with the approval and joinder of Tenant, relevant provisions of which Tri-Party Agreement are incorporated herein by specific reference thereto to the same extent as if fully set forth herein. In the event of a conflict between the terms of this Lease and the terms of the Tri-Party Agreement, the terms of the Tri-Party Agreement shall control.

         20.3 Landlord's Rights Subject to Provisions of Brooksby Village Non-Disturbance Agreement. Notwithstanding anything contained herein to the contrary, the treatment of the Community Lease and the Community Loan, and the relative priorities relating to the Community Loan, Purchase Option Agreement and Purchase Deposit Mortgage shall be subject in all respects to the terms, covenants and limitations as set forth in that certain Brooksby Village Non-Disturbance, Attornment, Recognition and Release Agreement ("BVI Agreement") effectively dated of even date herewith among Facility Tenant, Tenant and Landlord, relevant provisions of which BVI Agreement are incorporated herein by specific reference thereto to the same extent as if fully set forth herein.

                                  ARTICLE XXI.
                                    DEFAULT
                                    -------

         21.1 Events of Default. Each of the following events shall be an Event of Default hereunder by Tenant and shall constitute a breach of this Lease:

                 (a) If Tenant shall fail to pay, within ten (10) days of when due, any Rent, or portion thereof.

                 (b) If Tenant shall violate or fail to comply with or perform any other term, provision, covenant, agreement or condition to be performed or observed by Tenant under this Lease, and such violation or failure shall continue for a period of thirty (30) days after written notice from Landlord of such default. In the event of a default other than a monetary default, if the nature of the default is such that it cannot reasonably be cured within the time period specified above, then Tenant shall have such additional time as is reasonable to effect such cure provided that (i) Tenant has commenced and diligently pursued such curative actions within the time period specified above, (ii) Tenant at all times diligently and continuously pursue such curative actions, and
         (iii) Tenant is not otherwise in default hereunder.

                 (c) If any assignment, transfer, sublease or encumbrance shall be made or deemed to be made that is in violation of the provisions of this Lease.

                 (d) If, at any time during the term of this Lease, Tenant shall file in any court, pursuant to any statute of either the United States or of any State, a petition in bankruptcy or insolvency, or for reorganization or arrangement, or for the appointment of a receiver or trustee of all or any portion of Tenant's property, including, without limitation, its leasehold interest in the Leased Property, or if Tenant shall make an assignment for the benefit of its creditors or petitions for or enters into an arrangement with its creditors.

                 (e) If, at any time during the term of this Lease, there shall be filed against Tenant in any courts pursuant to any statute of the United States or of any State, a petition in bankruptcy or insolvency, or for reorganization, or for the appointment of a receiver or trustee of all or a portion of Tenant's property, including, without limitation, its leasehold interest in the Leased Property, and any such proceeding against Tenant shall not be dismissed within sixty (60) days following the commencement thereof.

                 (f) If Tenant's leasehold interest in the Leased Property or property therein shall be seized under any levy, execution, attachment or other process of court where the same shall not be vacated or stayed on appeal or otherwise within thirty (30) days thereafter, or if Tenant's leasehold interest in the Leased Property is sold by judicial sale and such sale is not vacated, set aside or stayed on appeal or otherwise within thirty (30) days thereafter. The provisions of this subsection (f) shall not apply to any foreclosure of any leasehold mortgage permitted hereunder encumbering Tenant's interest under this Lease.

                 (g) If Tenant defaults under any of the Third Party Documents and does not cure any such default within the applicable notice and cure period.

                 (h) If Facility Tenant defaults under any of the Third Party Documents and does not cure any such default within the applicable notice and cure period.

         In the event that any Existing Mortgagee elects to cure any default by Tenant as permitted under Section 14.3 hereof, then Landlord shall accept such performance on the part of such Existing Mortgagee as though the same had been performed by Tenant, and for such purpose Landlord hereby authorizes any Existing Mortgagee to enter upon the Leased Property to the extent necessary to exercise any of Tenant's rights, powers and duties under this Lease.

         21.2 Remedies on Default. Upon the occurrence of an Event of Default hereinabove specified:

                 (a) Landlord may, subject to the limitations hereinafter set forth, terminate this Lease and, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Leased Property and Improvements for Landlord's own account and, for Tenant's breach of and default under this Lease, recover immediately from Tenant any and all rents and other sums and damages due or in existence at the time of such termination, including, without limitation, (i) all Rent and other sums, charges, payments, costs and expenses agreed and/or required to be paid by Tenant to Landlord hereunder, (ii) all costs and expenses of Landlord in connection with the recovery of possession of the Leased Property, including reasonable attorneys' fees and court costs, and (iii) all costs and expenses of Landlord in connection with any reletting or attempted reletting of the Leased Property or any part or parts thereof, including, without limitation, brokerage fees, attorneys' fees and the cost of any alterations or repairs which may be reasonably required to so relet the Leased Property, or any part or parts thereof;

                 (b) Landlord may, pursuant to any prior notice required by law, and without terminating this Lease, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Leased Property for the account of Tenant, make such alterations of and repairs to the Leased Property as may be reasonably necessary in order to relet the same or any part or parts thereof and relet or attempt to relet the Leased Property or any part or parts thereof for such term or terms (which may be for a term or terms extending beyond the term of this Lease), at such rents and upon such other terms and provisions as Landlord, in its sole, but reasonable, discretion, may deem advisable. If Landlord relets or attempts to relet the Leased Property, Landlord shall at its sole discretion determine the terms and provisions of any new lease or sublease and whether or not a particular proposed new tenant or subtenant is acceptable to Landlord. Upon any such reletting, all rents received by the Landlord from such reletting shall be applied, (a) first, to the payment of all costs and expenses of recovering possession of the Leased Property, (b) second, to the payment of any costs and expenses of such reletting, including brokerage fees, attorneys' fees and the cost of any alterations and repairs reasonably required for such reletting; (c) third, to the payment of any indebtedness, other than Rent, due hereunder from Tenant to the Landlord, (d) fourth, to the payment of all Rent and other sums due and unpaid hereunder, and (e) fifth, the residue, if any, shall be held by the Landlord and applied in payment of future Rents as the same may become due and payable hereunder. If the rents received from such reletting during any period shall be less than that required to be paid during that period by the Tenant hereunder, Tenant shall promptly pay any such deficiency to the Landlord and failing the prompt payment thereof by Tenant to Landlord, Landlord shall immediately be entitled to institute legal proceedings for the recovery and collection of the same. Such deficiency shall be calculated and paid at the time each payment of rent shall otherwise become due under this Lease, or, at the option of Landlord, at the end of the term of this Lease. Landlord shall, in addition, be immediately entitled to sue for and otherwise recover from Tenant any other damages occasioned by or resulting from any abandonment of the Leased Property or other breach of or default under this Lease other than a default in the payment of rent. No such re-entry, retaking or resumption of possession of the Leased Property by the Landlord for the account of Tenant shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention shall be given to the Tenant or unless the termination of this Lease be decreed by a court of competent jurisdiction. Notwithstanding any such re-entry and reletting or attempted reletting of the Leased Property or any part or parts thereof for the account of Tenant without termination, Landlord may at any time thereafter, upon written notice to Tenant, elect to terminate this Lease or pursue any other remedy available to Landlord for Tenant's previous breach of or default under this Lease.

                 (c) Landlord may, without re-entering, retaking or resuming possession of the Leased Property, sue for all Rent and all other sums, charges, payments, costs and expenses due from Tenant to Landlord hereunder either: (i) as they become due under this Lease, or (ii) at Landlord's option, accelerate the maturity and due date of the whole or any part of the Rent for the entire then-remaining unexpired balance of the term of this Lease, as well as all other sums, charges, payments, costs and expenses required to be paid by Tenant to Landlord hereunder, including, without limitation, damages for breach or default of Tenant's obligations hereunder in existence at the time of such acceleration, such that all sums due and payable under this Lease shall, following such acceleration, be treated as being and, in fact, be due and payable in advance as of the date of such acceleration. Landlord may then proceed to recover and collect all such unpaid Rent and other sums so sued for from Tenant by distress, levy, execution or otherwise. Regardless of which of the foregoing alternative remedies is chosen by Landlord under this subparagraph (c), Landlord shall not be required to relet the Leased Property nor exercise any other right granted to Landlord pursuant to this Lease, nor shall Landlord be under any obligation to minimize or mitigate Landlord's damages or Tenant's loss as a result of Tenant's breach of or default under this Lease.

                 (d) Subject to the terms of the Tri-Party Agreement, and any consent and approval rights of parties (other than Tenant and Guarantor) to the Third Party Documents, Landlord shall have the right to replace or cause the replacement of the developer under the Development Agreement with a qualified replacement developer, which shall be paid market rate development management fees of not less than Five Percent (5%) of initial Entrance Deposits (as defined in the Facility Lease and the Development Agreement).

         In addition to the remedies hereinabove specified and enumerated, Landlord shall have and may exercise the right to invoke any other remedies allowed at law or in equity as if the remedies of re-entry, unlawful detainer proceedings and other remedies were not herein provided. Accordingly, the mention in this Lease of any particular remedy shall not preclude Landlord from having or exercising any other remedy at law or in equity. Nothing herein contained shall be construed as precluding the Landlord from having or exercising such lawful remedies as may be and become necessary in order to preserve the Landlord's right or the interest of the Landlord in the Leased Property and in this Lease, even before the expiration of any notice periods provided for in this Lease, if under the particular circumstances then existing the allowance of such notice periods will prejudice or will endanger the rights and estate of the Landlord in this Lease and in the Leased Property.

         21.3 Landlord May Cure Tenant Defaults. If Tenant shall default in the performance of any term, provisions, covenant or condition on its part to be performed hereunder Landlord may, after notice to Tenant and a reasonable time to perform after such notice (or without notice if, in Landlord's reasonable opinion, an emergency involving a threat to life or health or of imminent destruction of material property interests exists) perform the same for the account and at the expense of Tenant. If, at any time and by reason of such default, Landlord is compelled to pay, or elects to pay, any sum of money or do any act which will require the payment of any sum of money, or is compelled to incur any expense in the enforcement of its rights hereunder or otherwise, such sum or sums, together with interest thereon at the highest rate allowed under the laws of the State of Massachusetts, shall be deemed Additional Rent hereunder and shall be repaid to Landlord by Tenant promptly when billed therefor, and Landlord shall have all the same rights and remedies in respect thereof as Landlord has in respect of the rents herein reserved.

         21.4 Intentionally Omitted.

         21.5 Rights Cumulative. The rights and remedies provided and available to Landlord in this Lease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any other.

                                  ARTICLE XXII.
                                     NOTICES
                                     -------

         All notices, elections, requests and other communication hereunder shall be in writing and shall be deemed given (i) when personally delivered, or
(ii) two (2) business days after being deposited in the United States mail, postage prepaid, certified or registered, or (iii) the next business day after being deposited with a recognized overnight mail or courier delivery service, or
(iv) when transmitted by facsimile or telecopy transmission, with receipt acknowledge upon transmission; addressed as follows (or to such other person or at such other address, of which any party hereto shall have given written notice as provided herein):

         If to Landlord:                CNL Retirement ER1, LP
                                        c/o CNL Retirement Corp.
                                        CNL Center at City Commons
                                        450 South Orange Avenue
                                        Orlando, Florida 32801
                                        Attention:      Chief Operating Officer
                                        Phone: (407) 835-3201
                                        Fax:   (407) 835-3232

         with a copy to:                Lowndes, Drosdick, Doster, Kantor
                                          & Reed, P.A.
                                        215 North Eola Drive
                                        Post Office Box 2809
                                        Orlando, Florida 32802
                                        Attention:   Scott C. Thompson, Esquire
                                        Phone: (407) 843-4600
                                        Fax:   (407) 843-4444

         If to Tenant:                  Peabody Campus, LLC
                                        701 Maiden Choice Lane
                                        Catonsville, Maryland 21228
                                        Attn:      General Counsel
                                        Phone:     410-737-8914
                                        Fax:       410-737-8828

or such other address as may be designated by either party by written notice to the other. Any notice mailed to the last designated address of any person or party to which a notice may be or is required to be delivered pursuant to this Lease shall not be deemed ineffective if actual delivery cannot be made due to a change of address of the person or party to which the notice is directed or the failure or refusal of such person or party to accept delivery of the notice.

                                 ARTICLE XXIII.
                         ADDITIONAL COVENANTS OF TENANT
                         ------------------------------

         23.1 Conduct of Business. Tenant shall not engage in any business other than the leasing and operation of the Leased Property for the Permitted Use and activities incidental thereto, and shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect and in good standing its corporate, limited partnership, limited liability company or other entity status and existence and its rights and licenses necessary to conduct such business.

         23.2 Additional Covenants of Tenant. In addition to the other covenants and representations of Tenant herein and in this Lease, Tenant hereby covenants, acknowledges and agrees that Tenant shall:

                 (a) Undertake, or if requested by Landlord obtain, and provide to Landlord a risk management audit and report regarding the operation of the assisted living and skilled nursing uses within the Facility periodically for compliance with all Applicable Laws governing the ongoing use and operation of the Facility for the Permitted Use and provide Landlord with a copy of the report and any other results of the audit.

                 (b) Give prompt notice to Landlord of any litigation or any administrative proceeding involving Tenant, Facility Tenant, Landlord or the Leased Property of which Tenant has notice or actual knowledge and which involves a potential uninsured liability equal to or greater than $100,000.00 or which, in Tenant's reasonable opinion, may otherwise result in any material adverse change in the business, operations, property, prospects, results of operation or conditions, financial or otherwise, of Tenant, Facility Tenant or the Facility.

         23.3 Tenant a Single Purpose Entity. Tenant represents, agrees and warrants that Tenant is, and throughout the Term will remain, a Single Purpose Entity as described and contemplated on Exhibit G hereof. Such requirements shall not be deemed to prohibit or conflict with the requirements of any of the Third Party documents and all related instruments and undertakings.

         23.4 Compliance with Development Agreement. Tenant shall comply with all material terms and provisions of the Development Agreement, subject to Tenant's right to pursue all available remedies, at law and in equity, with respect to any alleged default in the performance of the developer/development manager's duties and obligations under the Development Agreement, or otherwise contest, in good faith and with due diligence, any such alleged default by Tenant. Unless required by Applicable Laws, Tenant shall not enter into any modifications or amendments of the Development Agreement, nor, except as otherwise expressly set forth in this Lease, terminate the same prior to the expiration thereof, without Landlord's prior written consent; nor shall Tenant enter into any extension or replacement of the Development Agreement or elect not to extend the term of the Development Agreement without Landlord's prior written consent. In addition, in no event will the term of any Development
Agreement extend beyond the Term hereof. In addition to the obligations contained herein, Tenant agrees to promptly deliver to Landlord copies of all notices provided by the Developer to Tenant under the terms of the Development Agreement concerning notices of default, notices of changes or modifications to the Leased Property and the like.

         23.5 Compliance with Management and Marketing Agreement. Intentionally Deleted.

                                 ARTICLE XXIV.
                             TENANT PURCHASE RIGHTS

         24.1 Right of First Offer. Tenant has requested and Landlord has agreed to provide to Tenant, under certain terms and conditions as more particularly set forth below, a right of first offer in connection with any proposed sale of the Leased Property by Landlord, under the following terms and conditions:

                 (a) Landlord hereby grants to Tenant a right of first offer to purchase the Leased Property on the terms and subject to the conditions set forth below:


                 (b) If Landlord desires to transfer or convey title to the Leased Property then Landlord shall, before consummating such sale or making such transfer, provide to Tenant written notice of such desire. In the event that Tenant elects to exercise its right of first offer to purchase the Leased Property, then Tenant shall have the right, for a period of fifteen (15) business days from its receipt of such written notice, to deliver to Landlord, a written offer to purchase the Leased Property acknowledging Landlord's notice and specifying the purchase price for the Leased Property offered by Tenant. Failure of Tenant to deliver to Landlord an offer to purchase within such time period shall be deemed to constitute a waiver of Tenant's right of first offer under this Lease and Landlord shall be entitled to proceed to sell the Leased Property, subject to the provisions of Section 24.1(d) below. If Tenant delivers an offer to purchase meeting the requirements of this Section 24.1(b), then Landlord shall have fifteen (15) business days from receipt of Tenant's written offer to deliver to Tenant written notice of Landlord's acceptance or rejection of Tenant's offer. Failure of Landlord to deliver such notice of acceptance within said time period shall be deemed to constitute a rejection of Tenant's offer by Landlord. If Landlord rejects Tenant's offer then Landlord shall be entitled to proceed to sell the Leased Property at a purchase price which is greater than the purchase price offered by Tenant, subject to the provisions of Section 24.1(d) below, but Landlord shall not be entitled to sell the Leased Property at a purchase price which is equal to or less than the purchase price offered by Tenant unless Landlord shall first offer to Tenant the right [exercisable if at all within fifteen (15) business days from notice thereof] to purchase the Leased Property for such equal or lesser price.

                 (c) If Landlord accepts Tenant's offer to purchase the Leased Property, then the purchase and sale of the Leased Property shall be consummated upon the following terms and conditions:

                    (i) Within five (5) business days of  Landlord's  acceptance of Tenant's offer to purchase the Leased Property, Tenant shall deliver to Landlord in federal funds an earnest money deposit equal to ten percent (10%) of the proposed purchase price for the Leased Property (the "Earnest Money Deposit"), which Earnest Money Deposit shall be nonrefundable to Tenant except in the event of a default by Landlord in the performance of its obligations under this right of first offer, but shall be applicable to the purchase price for the Leased Property at closing.

                    (ii) The  purchase  price for the Leased  Property  shall be equal to the purchase price offered by Tenant and accepted by Landlord in accordance with the terms of this Section 24.1.

                    (iii) Conveyance of the Leased Property by Landlord must be by Special Warranty Deed and subject only to such matters as existed upon the Effective Date of the Lease and such subsequent matters as are caused or incurred in good faith pursuant the terms of the Lease, or with Tenant's written consent or joinder or by Tenant's or Facility Tenant's actions (but in no event subject to any mortgages, security interests or other encumbrances or liens created or granted by Landlord).

                    (iv) Closing of the sale and purchase contemplated hereby shall occur within ninety (90) days following Landlord's delivery to Tenant of notice of Landlord's acceptance of Tenant's offer to purchase.

                    (v) All  closing  costs  incurred  in  connection  with  the closing shall be paid by Tenant, except for Landlord's attorney fees, which shall be paid by Landlord.

                    (vi) No  prorations  relating  to  operation  of the  Leased
                 Property shall be required, as the same is to remain leased to Tenant on a net-lease basis throughout the term of this Agreement. To the extent Landlord has received advance payment of rent, or has advanced sums on behalf of Tenant for proratable or reimbursable expenses under the Lease for which Landlord has not been reimbursed through or as of the date of any closing hereunder, the same shall be prorated. Tenant shall be entitled for a credit against the purchase price hereunder for any security or other deposits held by Landlord hereunder the Lease.

                 (d) In the event that Tenant's right of first offer is either waived or rejected, as applicable, pursuant to the provisions of
         Section 24.1(b) hereof, Landlord may proceed to sell the Leased Property in accordance with the provisions hereof; provided, however, that if Landlord fails to enter into a valid contract for the purchase and sale of the Leased Property within one hundred and twenty (120) days of the date on which Tenant's right of first offer is either waived or rejected, as applicable, as provided above, or if Landlord enters into such a contract but the transaction contemplated thereby does not close and the contract expires or is terminated, then Tenant's right of first offer shall return to full force and effect and shall be exercisable thereafter in accordance with the terms of this Section
         24.1. In the event that Landlord sells the Leased Property in accordance with the provisions hereof, then Tenant's right of first offer granted herein shall be void and of no further force and effect.

                 (e) Intentionally Omitted.

                 (f) Notwithstanding anything contained herein to the contrary, Tenant's aforesaid right of first offer shall not apply to any sale, transfer or conveyance by Landlord to an affiliated entity which is under common control with and at least directly or indirectly majority-owned by Landlord, CNL Partners or their common ultimate parent, CNL Retirement Properties, Inc.; provided, however, that following any such transfer, there shall be no resulting default on the part of any successor Landlord hereunder and Tenant's right of first offer hereunder shall continue to remain in effect with respect to any subsequent transfer by any such person or entities.

                 (g) The right of first offer established hereunder may not be transferred or assigned separate from this Lease, and may only be assigned to the assignee under a permitted assignment hereof.

                 (h) The right of first offer established hereunder shall automatically terminate and be of no further force and effect upon the occurrence of any of the following events:

                    (i) The  existence  of a Default or Event of  Default  under this Lease or the Guaranty, of which notice has been given to Tenant or Tenant or which otherwise is known to Tenant which is uncured as of any date established hereunder for Tenant to deliver to Landlord an offer to purchase the Leased Property, provided that the Leased Property is sold within two hundred and seventy (270) days following such date; or


                    (ii) A  termination  of the  Lease or the  Guaranty  for any reason other than a default of Landlord under the Lease.

         24.2 Option to Purchase. In addition to the foregoing right, Tenant shall have the option to purchase the Landlord's entire interest in and relating to the Leased Property as follows:

                 (a) Tenant shall exercise its option hereunder by giving at least sixty (60) days written notice to Landlord of Tenant's intent to exercise the option.

                 (b) The "Option Purchase Price" to be paid by Tenant at closing of the option, if exercised, shall be determined as follows:

                    (i) If closing  pursuant to the Tenant's  option to purchase under this Section 24.2 (the "Option Closing") occurs prior to October 30, 2006: Landlord's Original Investment, plus Fifty Percent (50%) of all rent that would have been paid from the date of closing of the Tenant's re-purchase of the Leased Property hereunder (the "Repurchase Date") through October 30, 2006.

                    (ii) If the Option Closing  occurs  between  October 1, 2006 and October 30, 2010: Landlord's Original Investment, plus an additional percentage thereof equal to Fifty Percent (50%) of any increases in the national Consumer Price Index for all urban areas ("CPI") from October 1, 2006 through the Repurchase Date.

                    (iii) If the Option  Closing  occurs after October 30, 2010:
                 Landlord's Original Investment, plus an additional percentage thereof equal to the greater of (x) 100% of any increases in the Consumer Price Index ("CPI") from October 1, 2006 through the Repurchase Date, or (y) the FMV Percentage Increase from the Commencement Date to the Repurchase Date.

                 (c) The Option Closing shall be held in the office of Landlord's attorneys on or before a date which is sixty (60) days after Landlord's receipt of Tenant's deposit as set forth under (i) above, or at such other time or place as shall be mutually acceptable to Landlord and Tenant.

                 (d) Tenant shall receive a credit for the Reserve Deposit being held by Landlord, and the balance of the Option Purchase Price shall be paid at closing in cash, by cashier's check on cleared local funds or by wire transfer to Landlord's account.

                 (e) All expenses of closing shall be paid by Tenant.

                 (f) Tenant shall be deemed to have exercised and effected the option to purchase hereunder, and shall be obligated to pay to Landlord the full Option Purchase Price immediately and without offset or credit except for amounts which would otherwise be refundable to Tenant upon the proper termination of this Lease, in the event that title to the Premises is transferred or conveyed to the Facility Tenant, or to the holder of any mortgage or similar lien or encumbrance securing payment or performance of obligations relating to the Brooksby Village Bond Facility as described in Exhibit E attached hereto (a "Bond Facility Mortgage"), or party claiming thereunder or purchasing at foreclosure thereof, pursuant to an exercise of any purchase option or foreclosure of any mortgage or other lien or encumbrance to which the Leased Property has been or is subjected at the direction or with the consent of Tenant.

         24.3 Rights Subject to Lease. The right of first offer and option to purchase as set forth in this Article XXIV shall be subject to the payment to Landlord, no later that the right of first offer closing, or Option Closing, as applicable, of all amounts due or payable to Landlord pursuant to the terms of this Lease. In the event of an early termination of this Lease, the rights of Tenant to acquire the Leased Property under Section 24.2 hereof shall, unless Tenant has filed or otherwise becomes subject to any type of bankruptcy event or filing, survive until thirty (30) days after Tenant's receipt of notice that this Lease has been terminated.

                                  ARTICLE XXV.
                           REIT AND UBTI REQUIREMENTS
                           --------------------------

Tenant understands that, in order for Landlord to qualify as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), the following requirements must be satisfied. The parties intend that amounts to be paid by Tenant hereunder and received or accrued, directly or indirectly, by Landlord with respect to the Leased Property (including any rents attributable to personal property that is leased with respect thereto) will qualify as "rents from real property" (within the meaning of Code Section 856(d) and Section 512(b)(3)). Consistent with this intent, the parties agree that:

         25.1 Intentionally Omitted.

         25.2 Basis for Sublease Rent Restricted. Tenant cannot sublet the property that is leased to it by Landlord, or enter into any similar arrangement, on any basis such that the rental or other amounts paid by the sublessee thereunder would be based, in whole or in part, on either (a) the net income or profits derived by the business activities of the sublessee or (b) any other formula such that any portion of the rent paid by Tenant to Landlord would fail to qualify as "rent from real property" within the meaning of Section 856(d) and Section 512(b)(3) of the Code and regulations promulgated thereunder. Landlord and Tenant stipulate and agree that the Facility Lease complies with this provision.

         25.3 Landlord Affiliate Subleases Restricted. Anything to the contrary in this Agreement notwithstanding, Tenant shall not sublease the Leased Property to, or enter into any similar arrangement with, any person in which Landlord owns, directly or indirectly, a ten percent (10%) or more interest, with the meaning of Section 856(d)(2)(B) of the Code, and any such action shall be deemed void ab initio. Anything to the contrary in this Agreement notwithstanding, Tenant shall not sublease the Leased Property to, or enter into any similar arrangement with, any Person that Landlord would be deemed to control within the meaning of Section 512 (b)(13) of the Code.

         25.4 Landlord Interests in Tenant Restricted. Anything to the contrary in this Agreement notwithstanding, neither party shall take, or permit to take, any action that would cause Landlord to own, directly or indirectly, a ten percent (10%) or greater interest in the Tenant within the meaning of Section 856(d)(2)(B) of the Code, and any similar or successor provision thereto, and any such action shall be deemed void ab initio. In addition, anything to the contrary in this Agreement notwithstanding, Tenant shall not take or permit to take, any action that would cause Landlord to own, directly or indirectly, such interest in Tenant such that amounts received from Tenant would represent amounts received from a controlled entity within the meaning of Section 512(b)(13) of the Code. This provision shall not be deemed to limit or affect, however, Landlord's right to realize upon the pledge of the membership interests of Tenant which has been provided by Guarantor as further security in the event of an Event of Default hereunder.

         25.5 Intentionally Omitted.Intentinoally Omitted.

         25.7 Certain Subtenants Prohibited. Anything to the contrary in this Agreement notwithstanding, Tenant shall not sublease the Leased Property to, or enter into any similar arrangement with, any Person that would be described in
Section 514(c)(9)(B)(iii) or (iv) of the Code. This provision shall not be construed in any way to limit Tenant's ability to lease its interests in the Lease Property, the Improvements and other elements of the Community to the Facility Tenant pursuant to the Facility Lease.

         25.8 Future Amendment. Subject to the terms and conditions of the Third Party Documents and the related agreements executed by Landlord, Tenant hereby agrees to amend this Article XXV from time to time as Landlord deems necessary or desirable in order to effectuate the intent hereof, provided that the same does not result in any material change in the economic costs and benefits derived and incurred hereunder, or affect Tenant's ability to use, develop, construct, lease or repurchase the Leased Property.

                                  ARTICLE XXVI.
                                  MISCELLANEOUS
                                  -------------

         26.1 "Net" Lease. Landlord and Tenant acknowledge and agree that both parties intend that this Lease shall be and constitute what is generally referred to in the real estate industry as a "triple net" or "absolute net" lease, such that Tenant shall be obligated hereunder to pay all costs and expenses incurred with respect to, and associated with, the Leased Property and the business operated thereon and therein, including, without limitation, all taxes and assessments, utility charges, insurance costs, maintenance costs and repair, replacement and restoration expenses (all as more particularly herein provided) together with any and all other assessments, charges, costs and expenses of any kind or nature whatsoever related to, or associated with, the Leased Property and the business operated thereon and therein; provided, however, that Landlord shall nonetheless be obligated to pay any debt service on any mortgage encumbering Landlord's fee simple interest in the Leased Property, and Landlord's personal income taxes with respect to the rents received by Landlord under this Lease. Except as expressly hereinabove provided, Landlord shall bear no cost or expense of any type or nature with respect to, or associated with, the Leased Property.

         26.2 Guaranty of Lease. Landlord has entered into this Lease in reliance upon the Limited Guaranty and Indemnity Agreement by Erickson Retirement Communities, LLC, a Maryland limited liability company (the "Guarantor") in favor of Landlord dated as of even date herewith (the
"Guaranty"), pursuant to which Guarantor has provided certain guarantees and indemnities relating to Tenant's performance of its obligations under this Lease, not including however obligations for the payment of Rent (except under certain limited circumstances as set forth in the Guaranty).

         26.3 Estoppel Certificates. Tenant shall from time to time, within fifteen (15) days after request by Landlord and without charge, give a Tenant Estoppel Certificate in the form attached hereto as Exhibit F and containing such other matters as may be reasonably requested by Landlord to any person, firm or corporation specified by Landlord and certifying as to the accuracy of statements as set forth therein.

         26.4 Brokerage. Landlord and Tenant hereby represent and warrant to each other that they have not engaged, employed or utilized the services of any business or real estate brokers, salesmen, agents or finders in the initiation, negotiation or consummation of the business and real estate transaction reflected in this Lease. On the basis of such representation and warranty, each party shall and hereby agrees to indemnify and save and hold the other party harmless from and against the payment of any commissions or fees to or claims for commissions or fees by any real estate or business broker, salesman, agent or finder resulting from or arising out of any actions taken or agreements made by them with respect to the business and real estate transaction reflected in this Lease.

         26.5 No Partnership or Joint Venture. Landlord shall not, by virtue of this Lease, in any way or for any purpose, be deemed to be a partner of Tenant in the conduct of Tenant's business upon, within or from the Leased Property or otherwise, or a joint venturer or a member of a joint enterprise with Tenant.

         26.6 Entire Agreement. This Lease contains the entire agreement between the parties and, except as otherwise provided herein, can only be changed, modified, amended or terminated by an instrument in writing executed by the parties. It is mutually acknowledged and agreed by Landlord and Tenant that there are no verbal agreements, representations, warranties or other understandings affecting the same; and that Tenant hereby waives, as a material part of the consideration hereof, all claims against Landlord for rescission, damages or any other form of relief by reason of any alleged covenant, warranty, representation, agreement or understanding not contained in this Lease. This Lease shall not be changed, amended or modified except by a written instrument executed by Landlord and Tenant.

         26.7 Waiver. No release, discharge or waiver of any provision hereof shall be enforceable against or binding upon Landlord or Tenant unless in writing and executed by Landlord or Tenant, as the case may be. Neither the failure of Landlord or Tenant to insist upon a strict performance of any of the terms, provisions, covenants, agreements and conditions hereof, nor the acceptance of any Rent by Landlord with knowledge of a breach of this Lease by Tenant in the performance of its obligations hereunder, shall be deemed a waiver of any rights or remedies that Landlord or Tenant may have or a waiver of any subsequent breach or default in any of such terms, provisions, covenants, agreements and conditions.

         26.8 Time. Time is of the essence in every particular of this Lease, including, without limitation, obligations for the payment of money.

         26.9 Costs and Attorneys' Fees. If either party shall bring an action to recover any sum due hereunder, or for any breach hereunder, and shall obtain a judgment or decree in its favor, the court may award to such prevailing party its reasonable costs and reasonable attorneys' fees, specifically including reasonable attorneys' fees incurred in connection with any appeals (whether or not taxable as such by law). Landlord shall also be entitled to recover its reasonable attorneys' fees and costs incurred in any bankruptcy action filed by or against Tenant, including, without limitation, those incurred in seeking relief from the automatic stay, in dealing with the assumption or rejection of this Lease, in any adversary proceeding, and in the preparation and filing of any proof of claim.

         26.10 Captions and Headings. The captions and headings in this Lease have been inserted herein only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of, or otherwise affect, the provisions of this Lease.

         26.11 Severability. If any provision of this Lease shall be deemed to be invalid, it shall be considered deleted therefrom and shall not invalidate the remaining provisions of this Lease.

         26.12 Successors and Assigns. The agreements, terms, provisions, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of Landlord and Tenant and, to the extent permitted herein, their respective successors and assigns.

         26.13 Applicable Law. This Lease shall be governed by, and construed in accordance with, the laws of the State in which the Leased Property are located.


         26.14 Waiver of Jury Trial. TENANT AND LANDLORD HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM OR THEIR HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS OR ASSIGNS MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LEASE OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LANDLORD'S ACCEPTING THIS LEASE.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed on or as of the day and year first above written.


Signed and sealed in              TENANT:
the presence of:
                                  PEABODY  CAMPUS,   LLC,  a  Maryland
                                  limited  liability company

                                  By:    Erickson Retirement Communities,  LLC,
                                         a Maryland limited liability company.
                                  Its:   Sole Member/Authorized Agent


/s/ Scott C. Thompson             By:      /s/ Jeffrey A. Jacobson
---------------------                      -----------------------
Name: Scott C. Thompson                    Jeffrey A. Jacobson,
      -----------------------              Managing Director

/s/ Lori A. Nicolle
--------------------
Name: Lori A. Nicolle
      -----------------------

                                     LANDLORD:

                                     CNL RETIREMENT ER1, LP,
                                     a Delaware limited partnership

                                     By:    CNL  Retirement  ER1 GP,  LLC,  a
                                            Delaware  limited liability company.
                                     Its:   General Partner


/s/ Scott C. Thompson                By:      /s/ Bradley B. Rush
------------------------                      ---------------------
Name: Scott C. Thompson
      --------------------
                                     Name:    Bradley B. Rush
                                              -------------------
/s/ Angela M. Bloodsworth            Title:   Senior Vice President
-------------------------
Name: Angela M. Bloodsworth
      -----------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                    EXHIBIT B

                                    SITE PLAN

                                    EXHIBIT C

                           MEMORANDUM OF GROUND LEASE

                                    EXHIBIT D

                              PERMITTED EXCEPTIONS

                                    EXHIBIT E

                              THIRD PARTY DOCUMENTS


1. Management and Marketing Agreement dated September 16, 1999, between Facility Tenant and Senior Campus Services, LLC, as manager (the rights and obligations of the manager thereunder having been assigned to and assumed by Guarantor pursuant to an Assignment and Assumption dated June 30, 2000), and as amended by Amendment to Management and Marketing Agreement dated as of September 1, 2002, or any replacement thereof, together with any and all ancillary documents relating thereto (the "Management and Marketing Agreement").

2. Brooksby Village Retirement Community Amended and Restated Master Lease and Use Agreement dated as of September 16, 1999 and entered into by and between Tenant and the Facility Tenant, as amended by Amendment to Amended and Restated Master Lease and Use Agreement dated as of September 1, 2002, and as further amended from time to time to add additional completed phases of development thereunder as expressly provided therein (the "Community Lease").

3. Community Loan Agreement dated as of September 16, 1999, between Tenant and Facility Tenant, as amended by the Amended and Restated Community Loan Agreement dated as of September 1, 2002, between the Facility Tenant and Tenant (the "Community Loan Agreement"), the loan being made pursuant thereto being referred to as the "Community Loan").

4. Amended and Restated Mortgage and Security Agreement and Financing Statement dated as of September 1, 2002 from Tenant for the benefit of Facility Tenant, and securing the Community Loan (the "Community Loan Mortgage"), and all other documents evidencing, securing or affecting the Community Loan (all documents relating to the Community Loan being together referred to as the "Community Loan Documents").

5. Trust Indenture dated as of September 1, 2002 ("Trust Indenture") between Facility Tenant and LaSalle Bank National Association ("LaSalle), relating to the Brooksby Village, Inc. Variable Rate Demand Bonds, Series 2002 (the "Brooksby Village Bond Facility"), and any and all documents relating thereto (the "Bond Facility Documents").

6. Letter of Credit Agreement dated as of September 1, 2002, between Tenant, Facility Tenant and LaSalle, relating to the Bank's Letter of credit securing the Brooksby Village Bond Facility, together with any ancillary documents relating thereto ("Letter of Credit Agreement").

7. Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing, dated as of September 1, 2002, from Tenant to LaSalle and given to secure the Letter of Credit Agreement obligations and other obligations of Tenant and/or Facility Tenant relating to the Brooksby Village Bond Facility (the "LaSalle Mortgage").

8. Purchase Option Agreement dated as of September 1, 2002, between Tenant, Facility Tenant and Guarantor, together with any and all ancillary documents relating thereto ("Purchase Option Agreement").

9. Purchase Deposit Mortgage and Security Agreement, dated as of September 1, 2002, from Tenant to Facility Tenant and securing conditional obligations to refund the purchase option deposit paid to or for the benefit of Tenant under the Purchase Option Agreement (the "Purchase Deposit Mortgage").

10. Amended and Restated Working Capital Loan Agreement, dated as of September 1, 2002, between Tenant and Facility Tenant together with any and all ancillary documents relating thereto (the "Working Capital Loan Agreement").

11. Amended and Restated Development Agreement dated as of September 1, 2002, by and between Tenant and Guarantor, or any replacement thereof, together with any and all ancillary documents relating thereto (the "Development Agreement").

12. Forms of Agreements Between Owner and Contractor and Owner and Architect and all other construction-related contracts relating to Brooksby Village between Tenant and its development and construction managers and Steffian Bradley Associations, Inc., Wallace Robert & Todd LLC, Erickson Construction, LLC, Beaver Builders, LLC and/or any other architects and general and other contractors now or hereafter providing design, development or construction services relating to development of the Facility, together with any and all documents relating thereto ("Construction Services Agreements")..

13. Construction Management Agreement dated as of September 1, 2002, by and between Guarantor, as development manager, and Erickson Construction, LLC, or any replacement thereof, together with any and all ancillary documents relating thereto (the "Construction Management Agreement").

                                    EXHIBIT F

                           TENANT ESTOPPEL CERTIFICATE
                           ---------------------------

         THIS TENANT'S ESTOPPEL CERTIFICATE ("Certificate") is given this ___ day of _____________, 2002, by PEABODY CAMPUS, LLC, a Maryland limited liability company ("Tenant") in favor of CNL RETIREMENT ER1, LP, a Delaware limited partnership, with principal office and place of business at CNL Center at City Commons, 450 South Orange Avenue, Orlando, Florida 32801 ("Landlord").

                                    RECITALS:
         A. Pursuant to the terms and conditions of that certain Lease Agreement ("Lease") dated October 10, 2002, Landlord leased to Tenant certain Premises in Essex County, Massachusetts ("Leased Premises"), which Leased Premises are more particularly described in the Lease.

         B. Pursuant to the terms and conditions of the Lease, Landlord has requested that the Tenant execute and deliver this Certificate with respect to the Lease.

         NOW, THEREFORE, in consideration of the above premises, the Tenant hereby makes the following statements for the benefit of Landlord:

         1. The copy of the Lease and all amendments, if any, attached hereto and made a part hereof as Exhibit A is a true, correct and complete copy of the Lease, which Lease is in full force and effect as of the date hereof, and has not been modified or amended.

         2. The Lease sets forth the entire agreement between the Landlord and the Tenant relating to the leasing of the Leased Premises, and there are no other agreements, written or oral, relating to the leasing of the Leased Premises.

         3. There exist no uncured or outstanding defaults or events of default under the Lease, or events which, with the passage of time, and the giving of notice, or both, would be a default or event of default under the Lease.

         4. No notice of termination has been given by Landlord or Tenant with respect to the Lease.

         5. All payments due the Landlord under the Lease through and including the date hereof have been made, including the monthly installment of Base Rent (as defined in the Lease) for the period of ______________ to ________________ in the amount of $___________.

         6. As of the date hereof, the annual Base Rent under the Lease is $_________.

         7. There are no disputes between the Landlord and the Tenant with respect to any rental due under the Lease or with respect to any provision of the Lease.

         8. The Tenant represents and warrants that (a) all conditions and requirements to be undertaken by Landlord under the Lease have been completed and complied with, and (b) Tenant has no offsets, counterclaims or defenses with respect to its obligations under the Lease.

         9. The Tenant understands and acknowledges that Landlord is relying upon the representations set forth in this Certificate, and may rely thereon in connection with the [collateral] assignment of the Lease to ___________.

         IN TESTIMONY WHEREOF, witness the signature of the Tenant as of the day and year first set forth above.

                               TENANT:

                               PEABODY  CAMPUS,   LLC,  a  Maryland
                               limited  liability company

                               By:  Erickson  Retirement  Communities,  LLC, a
                                      Maryland limited liability company.
                               Its: Sole Managing Member


                               By:      _________________________
                                        Jeffrey A. Jacobson,
                                        Managing Director

STATE OF
         ------------------------------
COUNTY OF
          -----------------------------

         The foregoing instrument was acknowledged before me this ___ day of October, 2002, by Jeffrey A. Jacobson, the Managing Director of Erickson Retirement Communities, LLC, a Maryland limited liability company, the Sole Managing Member of Peabody Campus, LLC, a Maryland limited liability company on behalf of said limited liability companies. He is personally known to me or produced ____________________________________ as identification.



                               Printed Name:
                                             ------------------------------
                               Notary Public, State of
                                                       --------------------
                               Commission #:
                                             ------------------------------
                               My commission expires:
                                                      ---------------------

                                        (NOTARY SEAL)

                                    EXHIBIT G

                       SINGLE PURPOSE ENTITY REQUIREMENTS
                       ----------------------------------

         Tenant or its assignee shall throughout the Term hereof do all things necessary to continue to be and remain a Single Purpose Entity [including without limitation, if Tenant is a partnership, insuring that each General Partner of Tenant continues as a Single Purpose Entity and shall not amend its Articles of Organization or Operating Agreement, or if Tenant is a corporation, that Tenant shall not amend its Articles of Incorporation or Bylaws, or if Tenant is a limited liability company, Tenant shall prevent any Member manager of Tenant from amending such Member's Articles of Organization or Bylaws or other formation documents). For purposes hereof, Single Purpose Entity shall mean a person, other than an individual, which (a) is formed, organized or reorganized solely for the purpose of holding, directly, the leasehold interest in the Leased Property and undertaking the activities in respect thereof as contemplated under the Lease, (b) does not engage in any business unrelated to the Leased Property and the Permitted Use thereof under the Lease, (c) has not and will not have any assets other than those related to its interest in the Leased Property and has not and will not have any indebtedness other than indebtedness contemplated or as permitted under the Lease or otherwise incurred in the ordinary course of business, (d) maintains its own separate books and records and its own accounts, in each case which are separate and apart from the books and records of any other any individual, corporation, partnership, joint venture, limited liability company, limited liability partnership, association, joint stock company, trust, unincorporated organization, or other organization, whether or not a legal entity, and any governmental authority ("Person"), (e) holds itself out as being a Person separate and apart from any other Person, (f) does not and will not commingle its funds or assets with those of any other Person except as required under any of the Third Party Documents, (g) conducts its own business in its own name, (h) maintains separate financial statements,
(i) pays its own liabilities out of its own funds, (j) observes all limited liability company formalities, partnership formalities or corporate formalities, as applicable, (k) maintains an arm's-length relationship with its Affiliated Persons, (l) does not guarantee or otherwise obligate itself with respect to the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except as required or expressly authorized under the Lease, (m) does not acquire obligations or securities of its partners, members or shareholders, (n) allocates fairly and reasonably shared expenses, including without limitation, any overhead for shared office space, (if any),
(o) uses separate stationary, invoices and checks, (p) except as required or expressly authorized or contemplated under the Lease, and the Third Party Documents, does not and will not pledge its assets for the benefit of any Person other than Landlord or make any loans or advances to any other Person, (q) does and will correct any known misunderstanding regarding its separate identity, (r) maintains adequate capital in light of its contemplated business operations, and
(s) has and will have an Operating Agreement, partnership agreement, certificate of incorporation or other organization document which complies with the standards and requirements for a Single Purpose Entity set by Rating Agencies (as hereinafter defined) as of the date hereof applicable to a limited liability company, partnership or corporation, as applicable.

         For purposes hereof, "Rating Agencies" shall mean any three of the following: Standards & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc., Duff and Phelps Credit Rating Co., Moody's Investors Services, Inc. and Fitch Investors Services, L.P. or if any such corporation shall for any reason no longer perform the functions of a securities rating agency, any other nationally recognized statistical rating agency designated by Landlord.

         In addition to the foregoing, and consistent with the Single Purpose Entity requirements hereof, Tenant covenants and agrees that throughout the Term hereof, Tenant shall not (i) voluntarily file or consent to the filing of a petition for bankruptcy, insolvency, reorganization, assignment for the benefit of creditors or similar proceedings under any federal or state bankruptcy, insolvency, reorganization or other similar law or otherwise seek any relief under any laws relating to the relief of debts or the protection of debtors generally; (ii) merge into or consolidate with any Person, or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets (except as permitted herein) or convert to another type of legal entity, without in each case Landlord's, consent; (iii) own any subsidiary, or make any investment in, any Person without the consent of Landlord; (iv) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any partners, members, shareholders, principals and Affiliates of the Partnership, or any general partner, managing member, principal or Affiliate thereof or any other Person; or (v) become insolvent or fail to pay its debts and liabilities from its assets as the same shall become due.

                                    EXHIBIT H

                             APPRAISAL REQUIREMENTS
                             ----------------------

If Landlord and Tenant are unable to agree upon the fair market value of the Leased Property within any relevant period provided in this Agreement, each shall within ten (10) days after written demand by the other select one MAI Appraiser to participate in the determination of fair market value. Within ten
(10) days of such selection, the MAI Appraisers so selected by Landlord and Tenant shall select a third MAI Appraiser. The three (3) selected MAI Appraisers shall each determine the fair market value of the Leased Property within thirty
(30) days of the selection of the third appraiser. To the extent consistent with sound appraisal practices as then existing at the time of any such appraisal, and if requested by Landlord, such appraisal, shall be made on a basis consistent with the basis on which the Leased Property was appraised at the time of its acquisition by Landlord. Tenant shall pay the fees and expenses of any MAI Appraiser retained pursuant to this Exhibit.

In the event either Landlord or Tenant fails to select a MAI Appraiser within the time period set forth in the foregoing paragraph, the MAI Appraiser selected by the other party shall alone determine the fair market value of the Leased Property in accordance with the provisions of this Exhibit and the fair market value so determined shall be binding upon Landlord and Tenant.

In the event the MAI Appraisers selected by Landlord and Tenant are unable to agree upon a third MAI Appraiser within the time period set forth in the first paragraph of this Exhibit, either Landlord or Tenant shall have the right to apply at Tenant's expense to the presiding judge of the court of original trial jurisdiction in the county in which the Leased Property is located to name the third MAI Appraiser.

Within five (5) days after completion of the third MAI Appraiser's appraisal, all three MAI Appraisers shall meet and a majority of the MAI Appraisers shall attempt to determine the fair market value of the Leased Property. If a majority are unable to determine the fair market value at such meeting, the three appraisals shall be added together and their total divided by three. The resulting quotient shall be the fair market value of the Leased Property. If, however, either or both of the low appraisal or the high appraisal are more than ten percent (10%) lower or higher than the middle appraisal, any such lower or higher appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be added together and their total divided by two, and the resulting quotient shall be such fair market value. If both the lower appraisal and the higher appraisal are disregarded as provided herein, the middle appraisal shall be such fair market value. In any event, the result of the foregoing appraisal process shall be final and binding.

         "MAI Appraiser" shall mean an appraiser licensed or otherwise qualified to do business in the State and who has substantial experience in performing appraisals of facilities similar to the Leased Property and is certified as a member of the American Institute of Real Estate Appraisers or certified as a SRPA by the Society of Real Estate Appraisers, or, if such organizations no longer exist or certify appraisers, such successor organization or such other organization as is approved by Landlord.